UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22668

ETF Series Solutions
(Exact name of registrant as specified in charter)

615 East Michigan Street

Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Kristina R. Nelson

ETF Series Solutions

615 East Michigan Street

Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6076

Registrant's telephone number, including area code

Date of fiscal year end: August 31

Date of reporting period: August 31, 2021

Item 1. Reports to Stockholders.

(a)

Annual Report

August 31, 2021

Nationwide ETFs

Nationwide Risk-Based U.S. Equity ETF | RBUS

Nationwide Risk-Based International Equity ETF | RBIN

Nationwide Maximum Diversification U.S. Core Equity ETF | MXDU

Nationwide Risk-Managed Income ETF | NUSI

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Nationwide ETFs

Message to Investors (Unaudited)

August 31, 2021

Dear Investor,

During this unprecedented time of challenge and volatility, Nationwide continues to diligently care for our associates, communities and ultimately you, our investors. We remain steadfast in our commitment of protecting people, businesses, and futures with extraordinary care.

U.S. economic activity improved despite unprecedented challenges from COVID-19, though lasting implications remain unclear.

Equity markets were sharply higher during the annual reporting period ended August 31, 2021 as vaccine optimism, economic reopening and continued fiscal and monetary stimulus drove investor activity. Economic growth was unprecedented following the also unprecedented damage caused by the Covid-19 pandemic, with growth rates of 33.8%, 4.5%, 6.3% and 6.6% for the four calendar quarters of the reporting period respectively (3Q20-2Q21). Economists estimate continued growth of another 7% in the third quarter of 2021 and 6% in the fourth quarter of 2021, resulting in an estimated cumulative growth of 6% for the full calendar year, which would be the fastest growth since 1984. Corporate profits also saw a rebound through the period, reflected by the S&P 500® Index (“S&P 500”) showing a 7% decline during the third quarter of 2020, but rebounds of +1%, +47% and +87% through the remaining quarters as recovery intensified, and the comparisons eased. Continued growth is estimated up to 43% for the full year of 2021.

The S&P 500 was higher during nine of the twelve months of the reporting period.

Asset Class

Equity markets rallied sharply during the reporting period despite continued uncertainty and volatility, as investors flocked to equities markets as the economic and earnings outlook improved. The S&P 500 began the reporting period sluggish, as markets took a break after the unprecedented rally that followed the bear market in early 2020, with September and October 2020 registering losses of 3.8% and 2.7% respectively. As the economy continued its reopening efforts, political uncertainty began easing, and vaccine optimism surged, the S&P 500 rallied 10.9% and 3.8% in November and December 2020 respectively. The first eight months of 2021 saw steady gains, with a total return of 21.2%, with January as the only month reporting loss. Since the market low in March, the S&P 500 has returned a remarkable 105%. For the full reporting period, the S&P 500 finished with a return of 31.2%. Fixed income returns were mixed, with higher interest rates punishing long-dated bonds, but improving spreads aided credit-sensitive investments.

International markets participated in the risk-on environment, with the MSCI EAFE Index returning 26.7% and the MSCI Emerging Markets Index returning 21.1%. Global markets outperformed early in the reporting period, but the strong domestic recovery and vaccination progress leadership drove modest outperformance in domestic markets as the reporting period developed.

The market rally was notable for broad participation, compared with the narrow leadership of large-cap technology names over the past several years. Nearly all risk assets saw impressive gains, though value indexes outperformed growth indexes and small-cap indexes staged an impressive rebound versus large-cap indexes. Leading sectors for the period included Financials, Energy, and Communication Services, while Consumer Staples, Consumer Discretionary and Utilities lagged.

Fixed-income markets were mixed, with interest rates bouncing from record-low levels in the summer of 2020 offset by improving credit spreads. The Federal Reserve (“Fed”) continues to provide aggressive stimulus, with the Federal Funds target rate effectively 0% and the bond-buying program steady at $120 billion per month, though there are hints there will be tapering next year. The Federal Reserve’s balance sheet has nearly doubled during the past 18 months, with current assets at $8.3 trillion. Interest rates spiked in the first half of the reporting period, with the 10-year Treasury yield rising from 0.40% to 1.74% in March 2021 before falling to 1.30% by the end of the reporting period on fading inflation concerns. The 2-year yield rose modestly to 0.20% from 0.13%, as investors begin to bet that the Fed will raise interest rates next year. Credit spreads narrowed throughout the period as investors continued to search for yield.

Message to Investors (Unaudited) (Continued)

August 31, 2021

The market movement has been impressive, but substantial challenges remain to bring the economy back to a sense of normalcy and a self-sustaining position without use of aggressive fiscal and monetary policy. As volatility continues in the markets, it is important to remember that investing is a long-term process. While difficult, it is often wise to remain vigilant and informed during periods of stress and avoid the temptation to try to react emotionally, as it often leads to suboptimal outcomes. As always, we feel that the best way for you to reach your financial goals is to consistently adhere to a disciplined and patient investment strategy, based on sound asset allocations, a long-term perspective, and regular conversations with your financial professional.

At Nationwide, we continue to take a steady approach to seeking long-term growth. We remain confident in our ability to help investors navigate the markets for years to come. Thank you for investing with us. We deeply value your trust.

Sincerely,

Michael S. Spangler

President and CEO

Nationwide Fund Advisors

The following chart provides returns of various market segments for the annual reporting period ended August 31, 2021:

Index	Annual Total Return (as of August 31, 2021)
Bloomberg Barclays Emerging Markets USD Aggregate Bond	3.73%
Bloomberg Barclays Municipal Bond	3.40%
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	0.39%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	-6.70%
Bloomberg Barclays U.S. Aggregate Bond	-0.08%
Bloomberg Barclays U.S. Corporate High Yield	10.14%
MSCI EAFE	26.65%
MSCI Emerging Markets	21.12%
MSCI ACWI ex USA	24.87%
Russell 1000® Growth	28.53%
Russell 1000® Value	36.44%
Russell 2000®	47.08%
S&P 500®	31.17%

Source: Morningstar

Market Index Definitions

Bloomberg Emerging Markets USD Aggregate Bond Index: The Bloomberg Emerging Markets USD Aggregate Bond Index is a flagship hard currency Emerging Markets debt benchmark that includes fixed and floating-rate US dollar-denominated debt issued from sovereign, quasi-sovereign, and corporate EM issuers.

Bloomberg Municipal Bond Index: The Bloomberg Municipal Index covers the USD denominated long-term tax-exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and pre-refunded bonds.

Barclays Capital U.S. Intermediate Government/Credit Bond Index: Index measures the performance of U.S. Dollar denominated U.S. Treasuries, government-related and investment grade U.S. corporate securities that have a remaining maturity of greater than one year and less than ten years.

Barclays Capital U.S. 10-20 Year Treasury Bond Index: The index measures the performance of U.S. Treasury securities that have a remaining maturity of at least 10 years and less than 20 years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

The Bloomberg US Corporate High Yield Bond Index: Measures the USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below.

MSCI EAFE Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI ACWI ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

Fund Commentaries (Unaudited)	Nationwide Risk-Based U.S. Equity ETF

August 31, 2021

The Nationwide Risk-Based U.S. Equity ETF (the “Fund”) experienced positive performance during the reporting period, returning 25.66% (net asset value (“NAV”)) during the reporting period from September 1, 2020 through August 31, 2021. For comparison, the Fund’s benchmark, the S&P 500® Index, returned 31.17% for the reporting period. The median return for the Fund’s Morningstar® peer category, US ETF Large Blend, was 31.14%. The Fund’s underlying index, the Rothschild & Co. Risk-Based US IndexSM, returned 26.12% over the same period.

The Fund did not hold derivatives during the reporting period.

The Fund underperformed the S&P 500® Index by 551 basis points during the reporting period. The underperformance was not surprising, as the Fund operates with a systematic bias toward owning stable and more defensive investments. During the reporting period, the U.S. equity market had a first quarter selloff, followed by very rapid recovery supported strong monetary policy assistance. Optimism fueled by economic reopening along with highly effective vaccines, rewarded risk seeking investments.

From a sector positioning perspective, the underperformance of the Fund can be primarily attributed to a significantly overweight allocation in Consumer Staples and a large underweighting in Financials. From a stock selection perspective, the Communication Services, Consumer Staples, Financials, and Industrial sectors were all large detractors.

Top individual detractors from relative Fund performance during the reporting period were the Fund’s underweight position in Alphabet, Inc. - Class A (GOOGL), which substantially outperformed during the period; an overweighted position in Clorox Company (CLX), which posted a return of -23.10%; and not owning NVIDIA Corporation (NVDA), which also significantly outperformed the index. The Fund continues to own Alphabet, Inc. - Class A and Clorox Company and has not purchased NVIDIA Corporation.

Conversely, top contributors from a sector positioning perspective were underweighting in the Information Technology and Consumer Discretionary sectors. Strong stock selection within these two sectors as well as the Health Care sector were top contributors to relative performance.

Top individual contributors to relative Fund performance during the reporting period were Moderna, Inc. (MRNA), which was up sharply due to optimism related to the company’s potential COVID-19 Vaccine; Zoom Video Communications, Inc. (ZM), a videotelephony services provider, which has benefitted from the pandemic-driven acceleration of teleconferencing and distance learning; and Roku, Inc. (ROKU), a video streaming company similarly benefited from the pandemic stay at home theme. As of August 31, 2021, the Fund continues to own Zoom Video Communications, Inc., but no longer owns shares in Roku, Inc. or Moderna, Inc.

Subadviser: Vident Investment Advisory, LLC

Portfolio Managers: Rafael Zayas, CFA and Austin Wen, CFA

Must be preceded or accompanied by a prospectus.

*Morningstar Rankings represent a fund’s total-return percentile rank relative to all funds that have the same Morningstar Category. The highest percentile rank is 1, and the lowest is 100. It is based on Morningstar total return, which includes both income and capital gains or losses and is not adjusted for sales charges or redemption fees. Past performance does not guarantee future results.

© 2021 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar (2) may not be copied or distributed and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers

Fund Commentaries (Unaudited) (Continued)	Nationwide Risk-Based U.S. Equity ETF

August 31, 2021

are responsible for any damages or losses arising from any use of this information.

Investing involves risk, including the possible loss of principal. Shares of any ETF are bought and sold at market price (not NAV), may trade at a discount or premium to NAV and are not individually redeemed from the Fund. Brokerage commissions will reduce returns. The Fund’s return may not match or achieve a high degree of correlation with the return of the underlying index. The Fund is subject to the risks of investing in equity securities. Please refer to the summary prospectus for a more detailed explanation of the Fund’s principal risks. There is no assurance that the investment objective of any Fund will be achieved. Diversification does not assure a profit or protect against a loss in a declining market. Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. For a complete listing of the Fund’s holdings, please refer to the Schedule of Investments in this report.

Nationwide Fund Advisors (“NFA”) is the registered investment advisor to Nationwide ETFs, which are distributed by Quasar Distributors LLC. NFA is not affiliated with any distributor, subadvisor, or index provider contracted by NFA for the Nationwide ETFs. Nationwide is not an affiliate of third-party sources such as Morningstar, Inc. or MSCI. Representatives of the Nationwide ETF Sales Desk are registered with Nationwide Investment Services Corporation (“NISC”), member FINRA, Columbus, Ohio.

Definitions

Basis Point: A common unit of measure for interest rates and other percentages in finance. One basis point is equivalent to one hundredth of one percent. Accordingly, one hundred basis points is the equivalent of one percentage point.

Index Definitions

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

The Rothschild & Co Risk-Based US IndexSM (“Index”) is a rules based; equal risk-weighted index that provides exposure to large cap U.S. listed companies. The Index seeks to lower volatility, reduce maximum drawdown, and enhance the Sharpe ratio, all without curtailing returns.

The Index is a product of, the marketing name for, and a licensed trademark of Rothschild Risk Based Investments LLC (collectively with its affiliates, “Rothschild”). “Rothschild®”, the Index, and “Rothschild Indexes” are trade and service marks of Rothschild and have been licensed for use for certain purposes by Nationwide Fund Advisors. Nationwide Risk-Based U.S. Equity ETF (“ETF”) is not sponsored or sold by Rothschild, and Rothschild makes no representation or warranty, express or implied, regarding the ETF to the owners of the ETF or any member of the public.

Fund Commentaries (Unaudited)	Nationwide Risk-Based International Equity ETF

August 31, 2021

The Nationwide Risk-Based International Equity ETF (the “Fund”) experienced positive performance during the reporting period from September 1, 2020 through August 31, 2021. The Fund returned 17.70% (net asset value (“NAV”)) versus 26.65% for the Fund’s benchmark, the MSCI EAFE Index. The median return of the Fund’s Morningstar® peer category, U.S. ETF Foreign Large Blend, was 26.35%. The Fund’s underlying index, the Rothschild & Co. Risk-Based International IndexSM, registered 18.79% over the same period.

The Fund did not hold derivatives during the reporting period.

The Fund underperformed the MSCI EAFE Index by 8.95% during the reporting period. This result was not surprising considering the Fund’s strategy generally takes a defensive stance, and the reporting period consisted of a massive post-COVID equity rally, sustained by the roll out of highly effective vaccines.

The sectors that detracted from performance relative to the benchmark were: Financials, Industrials, and Information Technology. For the Financials and Information Technology sectors, both their relative positioning as well as stock selection underperformed, whereas the industrials sector detractors were primarily due to stock selection.

Top individual detractors from relative Fund performance during the reporting period were underweighted positions held in: 1) ASML Holding NV (ASML NV), semi names in general had a strong rally during the reporting period; 2) Toyota Motor Corporation (7203 JP), the auto manufacturer rallied significantly after the Q1 selloff; and 3) Commonwealth Bank of Australia (CBA AU). The Fund currently only holds Toyota Motor Corporation (7203 JP) and has sold the holdings in ASML NV, and CBA AU.

The sectors that contributed to relative performance were Health Care and Real Estate. Within the Real Estate sector, positioning and stock selection contributed to positive performance. Within the Health Care sector, only stock selection contributed to relative performance.

Top individual contributors to relative Fund performance during the reporting period were the Fund’s overweighted positions in 1) Ajinomoto Company, Inc. (2802 JP), a large Japanese consumer staples company that benefited from global stay at home trends; 2) Shimano, Inc. (7309 JP), a leading manufacturer of bicycle components and other outdoor equipment given that bicycles were one of the most in demand products during the pandemic, creating a huge global shortage, catapulting Shimano’s stock price; and 3) Jardine Matheson Holdings, Ltd. (JM SP), a Singaporean industrial conglomerate operating in Southeast Asia. The Fund continues to hold all three stocks.

At a country level, the top detractors to relative Fund performance during the reporting period were allocations in Switzerland, France and the Netherlands, and the top contributors were allocations in Singapore, Belgium and Portugal.

Must be preceded or accompanied by a prospectus.

*Morningstar Rankings represent a fund’s total-return percentile rank relative to all funds that have the same Morningstar Category. The highest percentile rank is 1, and the lowest is 100. It is based on Morningstar total return, which includes both income and capital gains or losses and is not adjusted for sales charges or redemption fees. Past performance does not guarantee future results.

© 2021 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Investing involves risk, including the possible loss of principal. Shares of any ETF are bought and sold

Fund Commentaries (Unaudited) (Continued)	Nationwide Risk-Based International Equity ETF

August 31, 2021

at market price (not NAV), may trade at a discount or premium to NAV and are not individually redeemed from the Fund. Brokerage commissions will reduce returns. The Fund’s return may not match or achieve a high degree of correlation with the return of the underlying index.

The Fund is subject to the risks of investing in equity securities. The Fund also is subject to the risks of investing in foreign securities (which are volatile, harder to price and less liquid than U.S. securities). Please refer to the summary prospectus for a more-detailed explanation of the Fund’s principal risks. There is no assurance that the investment objective of any Fund will be achieved. Diversification does not assure a profit or protect against a loss in a declining market.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. For a complete listing of the Fund’s holdings, please refer to the Schedules of Investments in this report. Nationwide Fund Advisors (“NFA”) is the registered investment advisor to Nationwide ETFs, which are distributed by Quasar Distributors LLC. NFA is not affiliated with any distributor, subadviser, or index provider contracted by NFA for the Nationwide ETFs. Nationwide is not an affiliate of third-party sources such as Morningstar, Inc. or MSCI. Representatives of the Nationwide ETF Sales Desk are registered with Nationwide Investment Services Corporation (“NISC”), member FINRA, Columbus, Ohio.

Index Definitions

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

MSCI EAFE Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

The Rothschild & Co Risk-Based International IndexSM (“Index”) is a rules-based, equal risk-weighted index that provides exposure to large-cap companies in developed markets, excluding North America. The Index seeks to lower volatility, reduce maximum drawdown, and enhance the Sharpe ratio, all without curtailing returns. The Index is a product of, the marketing name for, and a licensed trademark of Rothschild Risk Based Investments LLC (collectively with its affiliates, “Rothschild”). “Rothschild®”, the Index, and “Rothschild Indexes” are trade and service marks of Rothschild and have been licensed for use for certain purposes by Nationwide Fund Advisors. Nationwide Risk-Based International Equity ETF (“ETF”) is not sponsored or sold by Rothschild, and Rothschild makes no representation or warranty, express or implied, regarding the ETF to the owners of the ETF or any member of the public.

Fund Commentaries (Unaudited)	Nationwide Maximum Diversification U.S. Core Equity ETF

August 31, 2021

The Nationwide Maximum Diversification U.S. Core Equity ETF (“the Fund”) experienced positive performance during the reporting period, returning 26.54% (net asset value (“NAV”)) during the reporting period from September 1, 2020 through August 31, 2021. The Fund underperformed its benchmark, the MSCI USA Index by 532 basis points, which returned 31.86% during the reporting period. The Fund’s Morningstar® peer category, U.S. Large Blend, returned 31.14%. The Fund’s underlying index, the TOBAM Maximum Diversification® USA Index, returned 27.00% over the same period.

The Fund did not hold derivatives during the reporting period.

The underperformance relative to the benchmark over the period was the result of both sector positioning and stock selection. From a sector perspective, the Fund was hurt from an overweighting in the Consumer Staples, Consumer Discretionary, and Health Care sectors. Additionally, the Fund’s returns suffered from underweighting in the Financial and Industrial sectors. The inflation trade was beneficial for the Financials sectors, which was up 56% during the period. Conversely, the Fund experienced positive sector allocation from Information Technology, Real Estate, and Materials. Most notably, the Fund benefitted from a large underweight in the Information Technology sector.

At the stock selection level, the Fund experienced weak stock selection in the Information Technology, Consumer Staples, Materials, and Financial sectors. Within the Information Technology sector, the top individual detractors were Zoom Video Communications, Inc. (ZM), DocuSign, Inc. (DOCU), and RingCentral, Inc. (RNG), names that benefited from the stay-at-home trend in early 2020. Within Consumer Staples, Clorox Company (CLX), General Mills, Inc. (GIS), and Conagra Brands, Inc. (CAG) were the largest detractors. The Fund benefitted from strong stock selection within Communication Services, Health Care, and Real Estate sectors. Top Individual Contributors consisted of, Moderna, Inc. (MRNA), Snap, Inc. (SNAP), Roku, Inc. (ROKU), and Extra Space Storage, Inc. (EXR).

Sub-Adviser Vident Investment Advisory, LLC

Portfolio Managers Austin Wen, CFA, and Rafael Zayas, CFA, SVP, Head of Portfolio Management and Trading

Must be preceded or accompanied by a prospectus.

*Morningstar Rankings represent a fund’s total-return percentile rank relative to all funds that have the same Morningstar Category. The highest percentile rank is 1 and the lowest is 100. It is based on Morningstar total return, which includes both income and capital gains or losses and is not adjusted for sales charges or redemption fees. Past performance does not guarantee future results.

© 2021 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar (2) may not be copied or distributed and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Investing involves risk, including the possible loss of principal. Shares of any ETF are bought and sold at market price (not NAV), may trade at a discount or premium to NAV and are not individually redeemed from the Fund. Brokerage commissions will reduce returns. The Fund’s return may not match or achieve a high degree of correlation with the return of the underlying index. The Fund is subject to the risks of investing in equity securities. Please refer to the summary prospectus for a more-detailed explanation of the Fund’s principal risks. There is no assurance that the investment objective of any Fund will be achieved. Diversification does not assure a profit or protect against a loss in a declining market.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. For a complete listing of the Fund’s holdings, please refer to the Schedules of Investments in this report. Nationwide Fund Advisors (“NFA”) is the registered investment advisor to Nationwide ETFs, which are distributed by Quasar Distributors LLC. NFA is not affiliated with any distributor, subadvisor, or index provider contracted by NFA for the Nationwide ETFs. Nationwide is not an affiliate of third-party sources such as Morningstar, Inc. or MSCI. Representatives of the Nationwide ETF Sales Desk are registered with Nationwide Investment Services Corporation (“NISC”), ember FINRA, Columbus, Ohio.

Fund Commentaries (Unaudited) (Continued)	Nationwide Maximum Diversification U.S. Core Equity ETF

August 31, 2021

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Definitions

Basis Point: A common unit of measure for interest rates and other percentages in finance. One basis point is equivalent to one hundredth of one percent. Accordingly, one hundred basis points is the equivalent of one percentage point.

Earnings per share (EPS): The portion of a company’s profit allocated to each share of common stock. Earnings per share serve as an indicator of a company’s profitability.

Funds from Operations (FFO): The figure used by real estate investment trusts (REITs) to define cash flow from their operations. FFO is calculated by adding depreciation and amortization to earnings and then subtracting any gains on sales.

Index Definitions

MSCI USA Index: An unmanaged index created by Morgan Stanley Capital International (“MSCI”) that measures the performance of the large- and mid-cap segments of the U.S. market. The index covers approximately 85% of the free float adjusted market capitalization in the United States. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index. The TOBAM Maximum Diversification® USA Index (“Index”): A systematic, rules-based index that provides exposure to mid-and large-cap U.S. listed companies. TOBAM applies liquidity and socially responsible investment screens in determining the investable universe. The Index seeks to maximize a mathematical definition of diversification, the Diversification Ratio®, to provide investors with the most diversified portfolio possible in any given stock universe across global and domestic markets. The Diversification Ratio®: A proprietary metric based on the volatility of each index constituent and its correlation to the other index constituents. Constituents are weighted so that each effective risk factor evenly contributes to the risk of the portfolio, subject to active share constraints.

Index data copyright ©2020, TOBAM S.A.S. All rights reserved. Maximum Diversification is a registered trademark and service mark of TOBAM S.A.S. or its affiliates (“TOBAM”). The Nationwide ETFs (“ETFs”) are not sponsored, endorsed, issued, sold, or promoted by TOBAM S.A.S. (“TOBAM”), and TOBAM does not make any representation regarding the advisability of investing in the Funds. Nationwide licenses the use of Maximum Diversification® indexes and is not affiliated with TOBAM or its affiliates. For more details, visit nationwidefinancial.com/products/investments/etfs.

Fund Commentaries (Unaudited)	Nationwide Risk-Managed Income ETF

August 31, 2021

The Nationwide Risk-Managed Income ETF Fund experienced positive performance during the reporting period from September 1, 2020 through August 31, 2021, returning 9.61% (net asset value (“NAV)). The Fund underperformed its benchmark, the Cboe S&P 500® Zero-Cost Put Spread Collar Index (CLLZ) by 1,376 basis points. The benchmark returned 23.37% over the same period.

The Fund underperformance is directly attributed to the market environment in the final days of August leading into September 2020. Immediately following the rolling of positions following August options’ expiration, the Nasdaq-100® Index (“Nasdaq-100”) traded higher than expected by roughly 7%. This forced the short call options to be closed per the rules-based model. This occurred as the market topped out and proceeded to sell off by roughly 10%. The long puts, despite being 4% out-of-the-money when being purchased, were then greater than 10% out-of-the-money and remained irrelevant despite the material nature of the market contraction.

The Fund typically consists of an equity portfolio that is a full replication of the Nasdaq 100 holdings with an options collar consisting of a short Nasdaq 100 call option and a long Nasdaq 100 put option. The options collar is rolled monthly with the expiration one month out. Per the SEC, in order to be considered a derivative, a financial instrument must involve a future payment or asset delivery obligation. The put option used in the collar, for which the fund has paid a single, non-refundable premium, is not a “derivative”. Although the covered call used in the collar creates neither liquidity nor leverage risks, the call option however does create a future delivery obligation, which makes it a “derivative”.

On a weighted basis, the top contributing equity holdings during the reporting period were Microsoft Corporation (MSFT), Moderna, Inc. (MRNA), and Alphabet, Inc. - Class C (GOOG), returning 3.35%, 3.25%, and 3.10% respectively during the reporting period. Conversely, the top detractors from Fund performance were Amgen, Inc. (AMGN), Vertex Pharmaceuticals, Inc. (VRTX), and Zoom Video Communications, Inc. (ZM), returning -0.11%, -0.11% and -0.07% respectively. The Fund continues to hold these securities as the Fund replicates the Nasdaq 100 Index and they are still a part of the Index.

At the sector level, Technology, Communication Services, and Consumer Discretionary provided the largest positive allocation effect during the reporting period returning 11%, 10.86%, and 6.16% respectively. The Fund’s exposure to Utilities, Industrials, and Consumer Staples diminished relative performance over the same period returning 0.16%, 0.43%, and 1.52% respectively.

The Fund has continued to distribute 0.65% on a monthly basis while bringing in new assets month over month during the reporting period.

There were no liquidity events during the reporting period.

Subadviser: Harvest Volatility Management, LLC

Portfolio Managers: Troy Cates, Garrett Paolella, and Curt Brockelman

Must be preceded or accompanied by a prospectus.

Investing involves risk, including the possible loss of principal. Shares of any ETF are bought and sold at market price (not NAV), may trade at a discount or premium to NAV and are not individually redeemed from the Fund. Brokerage commissions will reduce returns.

KEY RISKS: The Fund is subject to the risks of investing in equity securities, including tracking stock (a class of common stock that “tracks” the performance of a unit or division within a larger company). A tracking stock’s value may decline even if the larger company’s stock increases in value. The Fund is subject to the risks of investing in foreign securities (currency fluctuations, political risks, differences in accounting and limited availability of information, all of which are magnified in emerging markets). The Fund may invest in more-aggressive investments such as derivatives (which create investment leverage and illiquidity and are highly volatile). The Fund employs a collared options strategy (using call and put options is speculative and can lead to losses because of adverse movements in the price or value of the reference asset). The success of the Fund’s investment strategy may depend on the effectiveness of the subadviser’s quantitative tools for screening securities and on data provided by third parties.

The Fund expects to invest a portion of its assets to replicate the holdings of an index. Correlation between Fund performance and index performance may be affected by Fund expenses and because the Fund may not be invested fully in the securities of the index or may hold securities not included in the index. The Fund frequently may buy and sell portfolio securities and other assets to rebalance its exposure to various market sectors. Higher portfolio turnover may result in higher levels of transaction costs paid by the Fund and greater tax liabilities for shareholders. The Fund may concentrate on specific sectors

Fund Commentaries (Unaudited) (Continued)	Nationwide Risk-Managed Income ETF

August 31, 2021

or industries, subjecting it to greater volatility than that of other ETFs. The Fund may hold large positions in a small number of securities, and an increase or decrease in the value of such securities may have a disproportionate impact on the Fund’s value and total return. Although the Fund intends to invest in a variety of securities and instruments, the Fund will be considered nondiversified. Additional Fund risk includes: Collared options strategy risk, correlation risk, derivatives risk, foreign investment risk, and industry concentration risk.

The Fund’s return may not match or achieve a high degree of correlation with the return of the underlying index. The Fund is subject to the risks of investing in equity securities. Please refer to the summary prospectus for a more detailed explanation of the Fund’s principal risks. There is no assurance that the investment objective of any fund will be achieved. Diversification does not assure a profit or protect against a loss in a declining market. Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. For a complete listing of the Fund’s holdings, please refer to the Schedule of Investments in this report.

Nasdaq® and the Nasdaq-100® are registered trademarks of Nasdaq, Inc. (which with its affiliates is referred to as the “Corporations”) and are licensed for use by Nationwide Fund Advisors. The Product has not been passed on by the Corporations as to their legality or suitability. The Product is not issued, endorsed, sold, or promoted by the Corporations. The Corporations make no warranties and bear no liability with respect to the product.

Nationwide Fund Advisors (“NFA”) is the registered investment advisor to Nationwide ETFs, which are distributed by Quasar Distributors LLC. NFA is not affiliated with any distributor, subadvisor, or index provider contracted by NFA for the Nationwide ETFs. Nationwide is not an affiliate of third-party sources such as Morningstar, Inc. or MSCI. Representatives of the Nationwide ETF Sales Desk are registered with Nationwide Investment Services Corporation (“NISC”), member FINRA, Columbus, Ohio. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Definitions

Annualized Distribution Yield: Calculated by annualizing the most recent distribution and dividing by the most recent fund NAV. The yield represents a single distribution from the fund and does not represent total return of the fund.

Basis Point: A common unit of measure for interest rates and other percentages in finance. One basis point is equivalent to one hundredth of one percent. Accordingly, one hundred basis points is the equivalent of one percentage point.

Call options: Financial contracts that give the option buyer the right, but not the obligation, to buy a stock, bond, commodity, or other asset or instrument at a specified price within a specific time period.

Out-of-the-money: When the market price of an instrument on which you hold an option is not close to the strike price.

Options Collar: A collar is an options strategy that involves buying a downside put and selling an upside call that is implemented to protect against large losses, but which also limits large upside gains. The protective collar strategy involves two strategies known as a protective put and covered call.

Put: An option that gives the right, but not the obligation, to sell a certain amount of the underlying asset at a set price within a specific time.

Rolling positions: An effective way to increase trade duration and gives you more time to be right with assumptions and let the probabilities work.

Topping out: Denoting a market or a security that is at the end of a period of rising prices and can now be expected to stay on a plateau or even to decline.

Index Definitions

Cboe NASDAQ-100 Buywrite V2® Index (“BXNT”): The BXNT is a benchmark index that measures the performance of a theoretical portfolio that owns a portfolio of the stocks included in the NASDAQ-100® Index (“NDX”), and “writes” (or sells) NDX covered call options.

Cboe S&P 500® Zero-Cost Put Spread Collar Index (“CLLZ”): An unmanaged index designed to track the performance of a hypothetical option trading strategy that 1) holds a long position indexed to the S&P 500® Index; 2) on a monthly basis buys a 2.5% - 5% S&P 500 Index (“SPX”) put option spread, and; 3) sells a monthly out-of-the-money (“OTM”) SPX call option to cover the cost of the put spread. Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable Morningstar).

Cboe Volatility® Index (“VIX”): The first benchmark index to measure the market’s expectation of future volatility. The VIX Index is based on options of the S&P 500® Index, considered the leading indicator of the broad U.S. stock market. The VIX Index is recognized as the world’s premier gauge of U.S. equity market volatility.

NASDAQ-100® Index (“NDX”): An unmanaged, market capitalization weighted index of equity securities issued by 100 of the largest non-financial companies, with certain rules capping the influence of the largest components. It is based on exchange, and it is not an index of U.S.-based companies.

S&P 500® Index (“SPX”): An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

Fund Performance (Unaudited)	Nationwide Risk-Based U.S. Equity ETF

Growth of $10,000

Average Annual Returns August 31, 2021	One Year	Three Years	Since Inception (9/15/2017)
Nationwide Risk-Based U.S. Equity ETF — NAV	25.66%	15.21%	14.48%
Nationwide Risk-Based U.S. Equity ETF — Market	25.56%	15.19%	14.49%
Rothschild & Co Risk-Based US IndexSM	26.12%	15.56%	14.86%
S&P 500® Index	31.17%	18.07%	18.31%

This chart illustrates the performance of a hypothetical $10,000 investment made on September 15, 2017 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

The performance data quoted represents past performance; Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance, go to etf.nationwide.com or call 800-617-0004. The gross expense ratio as of the most recent prospectus is 0.30%.

Fund Performance (Unaudited)	Nationwide Risk-Based International Equity ETF

Growth of $10,000

Average Annual Returns August 31, 2021	One Year	Three Years	Since Inception (9/15/2017)
Nationwide Risk-Based International Equity ETF — NAV	17.70%	6.46%	6.03%
Nationwide Risk-Based International Equity ETF — Market	18.04%	6.49%	5.99%
Rothschild & Co Risk-Based International IndexSM	18.79%	7.35%	6.96%
MSCI EAFE Index	26.65%	9.50%	7.93%

This chart illustrates the performance of a hypothetical $10,000 investment made on September 15, 2017 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

The performance data quoted represents past performance; Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance, go to etf.nationwide.com or call 800-617-0004. The gross expense ratio as of the most recent prospectus is 0.42%.

Fund Performance (Unaudited)	Nationwide Maximum Diversification U.S. Core Equity ETF

Growth of $10,000

Average Annual Returns August 31, 2021	One Year	Three Years	Since Inception (9/15/2017)
Nationwide Maximum Diversification U.S. Core Equity ETF — NAV	26.54%	14.24%	15.65%
Nationwide Maximum Diversification U.S. Core Equity ETF — Market	26.78%	14.15%	15.64%
TOBAM Maximum Diversification® USA Index	27.00%	14.63%	16.05%
MSCI USA Index	31.86%	18.82%	18.89%

This chart illustrates the performance of a hypothetical $10,000 investment made on September 15, 2017 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

The performance data quoted represents past performance; Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance, go to etf.nationwide.com or call 800-617-0004. The gross expense ratio as of the most recent prospectus is 0.34%.

Fund Performance (Unaudited)	Nationwide Risk-Managed Income ETF

Growth of $10,000

Average Annual Returns August 31, 2021	One Year	Since Inception (12/19/2019)
Nationwide Risk-Managed Income ETF — NAV	9.61%	17.32%
Nationwide Risk-Managed Income ETF — Market	9.54%	17.37%
Cboe S&P 500 Zero-Cost Put Spread Collar Index	23.37%	13.50%

This chart illustrates the performance of a hypothetical $10,000 investment made on December 19, 2019 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

The performance data quoted represents past performance; Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance, go to etf.nationwide.com or call 800-617-0004. The gross expense ratio as of the most recent prospectus is 0.68%.

Portfolio Allocations	Nationwide ETFs

As of August 31, 2021 (Unaudited)

Nationwide Risk-Based U.S. Equity ETF
Sector	Percentage of Net Assets
Health Care	22.5%
Consumer Staples	12.7
Industrials	12.5
Utilities	10.5
Consumer Discretionary	10.5
Financials	9.8
Information Technology	8.7
Communication Services	8.6
Materials	3.1
Energy	0.8
Short-Term Investments and Other Assets and Liabilities	0.3
Total	100.0%

Nationwide Risk-Based International Equity ETF
Sector	Percentage of Net Assets
Industrials	16.6%
Health Care	14.7
Consumer Staples	12.9
Financials	12.4
Consumer Discretionary	9.3
Communication Services	8.9
Information Technology	7.1
Utilities	7.1
Materials	6.9
Real Estate	2.8
Energy	0.7
Short-Term Investments and Other Assets and Liabilities	0.6
Total	100.0%

Nationwide Maximum Diversification U.S. Core Equity ETF
Sector	Percentage of Net Assets
Health Care	25.1%(a)
Consumer Discretionary	13.5
Information Technology	13.1
Communication Services	12.6
Consumer Staples	12.4
Financials	5.7
Industrials	5.2
Real Estate	5.0
Utilities	2.8
Materials	2.6
Energy	1.8
Short-Term Investments and Other Assets and Liabilities	0.2
Total	100.0%

Nationwide Risk-Managed Income ETF
Sector	Percentage of Net Assets
Information Technology	48.7%(a)
Communication Services	19.6
Consumer Discretionary	16.5
Health Care	6.5
Consumer Staples	4.7
Industrials	2.7
Utilities	0.9
Short-Term Investments and Other Assets and Liabilities	0.3
Purchased Options	0.1
Total	100.0%

(a)

To the extent that the Fund invests more heavily in particular sectors or the economy, its performance will be especially sensitive to developments that significantly affect those sectors. See Note 9 in the Notes to Financial Statements.

Schedules of Investments

August 31, 2021

Nationwide Risk-Based U.S. Equity ETF

Shares	Security Description	Value
	COMMON STOCKS — 99.7%
	Communication Services — 8.6%
4,840	Activision Blizzard, Inc. (b)	$398,671
149	Alphabet, Inc. - Class A (a)	431,198
17,283	AMC Entertainment Holdings, Inc. - Class A (a)(b)	814,548
31,860	AT&T, Inc.	873,601
730	Charter Communications, Inc. - Class A (a)(b)	596,162
7,366	Comcast Corporation - Class A	446,969
22,057	Discovery, Inc. - Series A (a)(b)	636,123
3,589	Electronic Arts, Inc.	521,159
1,012	Facebook, Inc. - Class A (a)	383,933
12,769	Fox Corporation - Class A (b)	478,071
3,102	Liberty Broadband Corporation - Class A (a)	576,258
42,562	Lumen Technologies, Inc. (b)	523,513
848	Netflix, Inc. (a)	482,673
5,671	Omnicom Group, Inc. (b)	415,231
3,018	Take-Two Interactive Software, Inc. (a)	486,562
2,974	T-Mobile US, Inc. (a)	407,497
16,668	Verizon Communications, Inc.	916,740
14,985	ViacomCBS, Inc. - Class B	621,128
3,000	Walt Disney Company (a)	543,900
16,679	Warner Music Group Corporation - Class A	633,802
		11,187,739
	Consumer Discretionary — 10.5%
2,257	Advance Auto Parts, Inc.	457,832
111	Amazon.com, Inc. (a)	385,258
359	AutoZone, Inc. (a)	556,146
3,277	Best Buy Company, Inc.	381,803
6,175	Chewy, Inc. - Class A (a)(b)	544,141
283	Chipotle Mexican Grill, Inc. (a)(b)	538,642
2,464	Dollar General Corporation	549,250
5,143	Dollar Tree, Inc. (a)	465,647
2,144	Domino’s Pizza, Inc. (b)	1,108,212
6,195	eBay, Inc. (b)	475,404
2,312	Ferrari NV	502,629
2,757	Garmin, Ltd.	480,903
3,342	Genuine Parts Company	408,359
1,391	Home Depot, Inc.	453,716
1,887	Lowe’s Companies, Inc.	384,740
2,539	McDonald’s Corporation	602,911
3,359	NIKE, Inc. - Class B	553,362
69	NVR, Inc. (a)(b)	357,416
987	O’Reilly Automotive, Inc. (a)	586,358
3,273	Peloton Interactive, Inc. - Class A (a)(b)	327,922
860	Pool Corporation	425,098
3,891	Starbucks Corporation	457,154
2,372	Target Corporation	585,837
2,277	Tractor Supply Company	442,307
1,707	Whirlpool Corporation (b)	378,152
9,013	Yum China Holdings, Inc.	554,840
4,573	Yum! Brands, Inc.	599,200
		13,563,239
	Consumer Staples — 12.7%
11,334	Altria Group, Inc.	569,307
8,407	Archer-Daniels-Midland Company	504,420
5,458	Brown-Forman Corporation - Class B	383,261
7,535	Church & Dwight Company, Inc.	630,378
5,651	Clorox Company (b)	949,650
10,043	Coca-Cola Company	565,521
8,436	Colgate-Palmolive Company	657,586
15,934	Conagra Brands, Inc. (b)	527,734
1,895	Constellation Brands, Inc. - Class A	400,110
1,507	Costco Wholesale Corporation	686,423
1,435	Estee Lauder Companies, Inc. - Class A	488,603
10,556	General Mills, Inc.	610,242
3,461	Hershey Company	615,020
11,834	Kellogg Company (b)	747,199
15,965	Keurig Dr Pepper, Inc.	569,471
6,317	Kimberly-Clark Corporation (b)	870,546
11,569	Kraft Heinz Company (b)	416,368
23,489	Kroger Company (b)	1,081,199
5,458	McCormick & Company, Inc.	470,971
8,523	Mondelez International, Inc. - Class A	529,023
4,650	Monster Beverage Corporation (a)	453,701
3,605	PepsiCo, Inc.	563,786
6,647	Philip Morris International, Inc.	684,641
4,827	Procter & Gamble Company	687,317
8,252	Tyson Foods, Inc. - Class A	647,947
9,418	Walgreens Boots Alliance, Inc.	477,964
4,913	Walmart, Inc.	727,615
		16,516,003
	Energy — 0.8%
7,274	Cheniere Energy, Inc. (a)	636,184
25,685	Kinder Morgan, Inc.	417,895
		1,054,079

The accompanying notes are an integral part of these financial statements.

Schedules of Investments (Continued)

August 31, 2021

Nationwide Risk-Based U.S. Equity ETF (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 99.7% (Continued)
	Financials — 9.8%
4,200	Allstate Corporation	$568,176
2,161	Aon plc - Class A	619,904
7,341	Ares Management Corporation - Class A	566,578
3,680	Arthur J. Gallagher & Company	528,522
10,764	Bank of New York Mellon Corporation	594,387
1,910	Berkshire Hathaway, Inc. - Class B (a)	545,821
4,582	Blackstone, Inc. (b)	576,095
3,119	Chubb, Ltd.	573,646
3,679	Cincinnati Financial Corporation	453,989
2,515	CME Group, Inc.	507,326
2,545	First Republic Bank/CA (b)	506,302
1,376	Goldman Sachs Group, Inc.	568,990
7,559	Hartford Financial Services Group, Inc.	508,116
3,917	Intercontinental Exchange, Inc.	468,199
347	Markel Corporation (a)	440,777
903	MarketAxess Holdings, Inc. (b)	429,756
3,597	Marsh & McLennan Companies, Inc.	565,448
1,158	Moody’s Corporation	440,932
716	MSCI, Inc.	454,359
2,279	Nasdaq, Inc.	446,183
5,408	Progressive Corporation	521,007
1,033	S&P Global, Inc.	458,466
4,368	Tradeweb Markets, Inc. - Class A	380,060
2,986	Travelers Companies, Inc.	476,894
1,991	Willis Towers Watson plc	439,454
		12,639,387
	Health Care — 22.5%
4,181	Abbott Laboratories	528,353
5,095	AbbVie, Inc.	615,374
1,355	ABIOMED, Inc. (a)	493,166
2,735	Agilent Technologies, Inc.	479,910
2,574	Alnylam Pharmaceuticals, Inc. (a)(b)	518,481
3,930	AmerisourceBergen Corporation	480,285
1,915	Amgen, Inc.	431,890
1,095	Anthem, Inc.	410,767
11,419	Avantor, Inc. (a)	450,365
9,514	Baxter International, Inc.	725,157
2,899	Becton Dickinson and Company	729,678
1,211	Biogen, Inc. (a)	410,420
4,935	BioMarin Pharmaceutical, Inc. (a)(b)	415,576
603	Bio-Rad Laboratories, Inc. - Class A (a)	485,306
10,022	Boston Scientific Corporation (a)	452,493
8,462	Bristol-Myers Squibb Company	565,769
6,951	Cardinal Health, Inc.	364,858
6,379	Centene Corporation (a)	401,749
6,576	Cerner Corporation	502,077
1,741	Cigna Corporation (b)	368,483
1,262	Cooper Companies, Inc.	568,796
6,857	CVS Health Corporation	592,376
1,868	Danaher Corporation	605,531
3,971	Edwards Lifesciences Corporation (a)	465,322
13,821	Elanco Animal Health, Inc. (a)	461,345
2,688	Eli Lilly & Company	694,284
4,041	Exact Sciences Corporation (a)(b)	421,800
9,070	Gilead Sciences, Inc.	660,115
6,851	Hologic, Inc. (a)	542,257
1,106	Humana, Inc.	448,395
2,299	ICON plc (a)	588,016
530	IDEXX Laboratories, Inc. (a)	357,093
5,209	Incyte Corporation (a)	398,436
3,680	Johnson & Johnson	637,118
2,411	Laboratory Corporation of America Holdings (a)	731,449
2,074	McKesson Corporation	423,386
3,727	Medtronic plc	497,480
9,014	Merck & Company, Inc.	687,678
298	Mettler-Toledo International, Inc. (a)	462,743
2,739	PerkinElmer, Inc.	506,167
19,264	Pfizer, Inc.	887,492
6,192	Quest Diagnostics, Inc.	946,324
706	Regeneron Pharmaceuticals, Inc. (a)	475,420
1,898	ResMed, Inc.	551,426
11,664	Royalty Pharma plc - Class A	450,814
2,803	Seagen, Inc. (a)	469,783
2,409	STERIS plc	517,959
863	Teleflex, Inc.	341,282
906	Thermo Fisher Scientific, Inc.	502,785
1,126	UnitedHealth Group, Inc.	468,720
1,158	Veeva Systems, Inc. - Class A (a)	384,433
2,395	Vertex Pharmaceuticals, Inc. (a)	479,695
29,514	Viatris, Inc.	431,790
1,519	Waters Corporation (a)	628,897
1,153	West Pharmaceutical Services, Inc.	520,718

The accompanying notes are an integral part of these financial statements.

Schedules of Investments (Continued)

August 31, 2021

Nationwide Risk-Based U.S. Equity ETF (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 99.7% (Continued)
	Health Care — 22.5% (Continued)
2,430	Zoetis, Inc.	$497,081
		29,134,563
	Industrials — 12.5%
2,848	3M Company	554,619
2,359	Caterpillar, Inc.	497,442
2,931	Copart, Inc. (a)	423,002
4,242	CoStar Group, Inc. (a)	359,467
13,561	CSX Corporation (b)	441,139
1,967	Cummins, Inc.	464,173
2,742	Dover Corporation (b)	478,095
1,580	Equifax, Inc.	430,171
3,450	Expeditors International of Washington, Inc.	430,008
7,103	Fastenal Company	396,703
6,024	Fortive Corporation	444,993
2,522	General Dynamics Corporation	505,182
1,904	IDEX Corporation (b)	426,496
3,874	IHS Markit, Ltd.	467,204
1,947	Illinois Tool Works, Inc.	453,378
2,922	Jacobs Engineering Group, Inc.	394,353
3,082	JB Hunt Transport Services, Inc.	546,747
6,215	Johnson Controls International plc	464,882
1,806	Kansas City Southern	506,890
2,248	L3Harris Technologies, Inc.	523,806
4,187	Leidos Holdings, Inc.	410,787
1,398	Lockheed Martin Corporation	503,000
6,832	Masco Corporation	414,839
1,677	Norfolk Southern Corporation	425,187
1,611	Northrop Grumman Corporation	592,365
1,618	Old Dominion Freight Line, Inc. (b)	467,149
6,037	Otis Worldwide Corporation	556,733
4,895	PACCAR, Inc.	400,754
4,524	Republic Services, Inc.	561,564
828	Roper Technologies, Inc.	400,156
2,013	Union Pacific Corporation	436,499
1,967	United Parcel Service, Inc. - Class B	384,804
2,253	Verisk Analytics, Inc.	454,565
979	W.W. Grainger, Inc.	424,592
3,502	Waste Management, Inc.	543,195
		16,184,939
	Information Technology — 8.7%
613	Adobe, Inc. (a)	406,848
3,635	Akamai Technologies, Inc. (a)	411,664
2,214	Atlassian Corporation plc - Class A (a)	812,672
2,434	Automatic Data Processing, Inc.	508,803
2,415	Broadridge Financial Solutions, Inc.	415,911
7,615	Cisco Systems, Inc.	449,437
3,953	Citrix Systems, Inc.	406,645
6,105	Cognizant Technology Solutions Corporation - Class A	465,873
2,799	Fidelity National Information Services, Inc. (b)	357,628
5,675	GoDaddy, Inc. - Class A (a)	416,034
3,185	International Business Machines Corporation (b)	446,983
2,885	Keysight Technologies, Inc. (a)	517,511
1,278	Microsoft Corporation	385,803
1,845	Motorola Solutions, Inc.	450,586
21,624	NortonLifeLock, Inc.	574,333
6,062	Oracle Corporation	540,306
3,516	Paychex, Inc.	402,477
2,073	RingCentral, Inc. - Class A (a)	522,935
5,501	Seagate Technology Holdings plc	481,833
828	Tyler Technologies, Inc. (a)	402,160
2,144	VeriSign, Inc. (a)	463,661
2,539	VMware, Inc. - Class A (a)(b)	377,981
1,320	Zoom Video Communications, Inc. - Class A (a)	382,140
2,472	Zscaler, Inc. (a)(b)	688,056
		11,288,280
	Materials — 3.1%
1,529	Air Products and Chemicals, Inc.	412,081
34,619	Amcor plc	444,854
5,680	Ball Corporation	545,053
2,835	International Flavors & Fragrances, Inc.	429,503
1,253	Linde plc	394,181
6,864	Newmont Corporation	398,043
2,411	PPG Industries, Inc.	384,675
1,690	Sherwin-Williams Company	513,202
2,719	Vulcan Materials Company	505,544
		4,027,136
	Utilities — 10.5%
10,258	Alliant Energy Corporation	623,584
7,237	Ameren Corporation	634,830
8,155	American Electric Power Company, Inc. (b)	730,443
3,056	American Water Works Company, Inc.	556,956

The accompanying notes are an integral part of these financial statements.

Schedules of Investments (Continued)

August 31, 2021

Nationwide Risk-Based U.S. Equity ETF (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 99.7% (Continued)
	Utilities — 10.5% (Continued)
16,870	CenterPoint Energy, Inc. (b)	$423,268
9,554	CMS Energy Corporation	612,698
9,217	Consolidated Edison, Inc.	695,422
8,489	Dominion Energy, Inc.	660,784
5,131	DTE Energy Company (b)	617,465
6,565	Duke Energy Corporation	687,093
9,207	Edison International	532,533
4,574	Entergy Corporation (b)	505,930
10,587	Evergy, Inc.	724,680
6,071	Eversource Energy	550,822
8,764	Exelon Corporation	429,611
22,046	FirstEnergy Corporation	856,928
5,790	NextEra Energy, Inc.	486,302
18,660	PPL Corporation	547,671
8,192	Public Service Enterprise Group, Inc.	523,796
3,617	Sempra Energy	478,746
9,372	Southern Company	616,022
6,408	WEC Energy Group, Inc.	605,428
7,432	Xcel Energy, Inc.	510,950
		13,611,962
	TOTAL COMMON STOCKS (Cost $113,458,493)	129,207,327

	SHORT-TERM INVESTMENTS — 0.1%
	Money Market Funds — 0.1%
196,342	Invesco Government & Agency Portfolio - Institutional Class, 0.03% (c)	196,342
	TOTAL SHORT-TERM INVESTMENTS (Cost $196,342)	196,342

Units	Security Description	Value
	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING — 14.6%
	Private Funds — 14.6%
18,887,845	Mount Vernon Liquid Assets Portfolio, LLC, 0.09% (c)	$18,887,845
	TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $18,887,845)	18,887,845

	Total Investments (Cost $132,542,680) — 114.4%	148,291,514
	Liabilities in Excess of Other Assets — (14.4)%	(18,704,743)
	TOTAL NET ASSETS — 100.0%	$129,586,771

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan as of August 31, 2021. The total value of securities on loan is $18,599,101.
(c)	Rate shown is the annualized seven-day yield as of August 31, 2021.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Schedules of Investments (Continued)

August 31, 2021

Nationwide Risk-Based International Equity ETF

Shares	Security Description	Value
	COMMON STOCKS — 99.4%
	AUSTRALIA — 5.5%
	Communication Services — 0.4%
214,763	Telstra Corporation, Ltd.	$602,725
	Consumer Discretionary — 0.4%
12,231	Wesfarmers, Ltd.	535,895
	Consumer Staples — 0.9%
48,509	Coles Group, Ltd.	640,987
20,208	Woolworths Group, Ltd. (a)	616,606
		1,257,593
	Financials — 1.0%
12,110	ASX, Ltd.	776,817
28,516	Westpac Banking Corporation	538,112
		1,314,929
	Health Care — 1.2%
2,376	Cochlear, Ltd.	404,952
2,312	CSL, Ltd.	527,093
20,633	Sonic Healthcare, Ltd.	654,456
		1,586,501
	Industrials — 0.5%
77,237	Brambles, Ltd.	683,594
	Materials — 1.1%
35,154	Fortescue Metals Group, Ltd.	539,538
23,785	Newcrest Mining, Ltd.	430,062
5,949	Rio Tinto, Ltd.	487,217
		1,456,817
		7,438,054
	AUSTRIA — 0.4%
	Materials — 0.4%
12,745	Voestalpine AG	577,725
		577,725
	BELGIUM — 1.3%
	Financials — 0.4%
1,084	Sofina SA	479,088
	Health Care — 0.3%
4,037	UCB SA	461,682
	Real Estate — 0.6%
3,519	VGP NV	839,113
		1,779,883
	CHINA — 2.8%
	Communication Services — 0.4%
8,900	Tencent Holdings, Ltd.	550,661
	Financials — 2.4%
2,476,000	Agricultural Bank of China, Ltd. - H-Shares	830,921
2,749,000	Bank of China, Ltd. - H-Shares	964,952
1,033,000	China Construction Bank Corporation - H-Shares	746,457
93,000	Ping An Insurance Group Company of China, Ltd. - H-Shares	722,252
		3,264,582
		3,815,243
	CURACAO — 0.5%
	Financials — 0.5%
3,841	HAL Trust	685,561
		685,561
	DENMARK — 3.2%
	Financials — 0.4%
21,274	Tryg AS	526,628
	Health Care — 1.5%
10,982	Ambu AS - Series B	347,074
3,865	Coloplast AS - Series B	669,336
821	Genmab AS (b)	388,616
6,053	Novo Nordisk AS - Series B	603,105
		2,008,131
	Materials — 1.0%
7,801	Chr Hansen Holding AS	719,691
8,240	Novozymes AS - Series B	665,494
		1,385,185
	Utilities — 0.3%
2,568	Orsted AS	408,036
		4,327,980
	FINLAND — 1.5%
	Financials — 0.4%
48,387	Nordea Bank Abp	568,076
	Industrials — 0.4%
6,418	Kone Oyj - Series B	532,150
	Information Technology — 0.3%
72,219	Nokia Oyj (b)	433,077
	Materials — 0.4%
12,879	UPM-Kymmene Oyj	523,443
		2,056,746
	FRANCE — 6.3%
	Communication Services — 1.0%
61,829	Orange SA	702,129
15,711	Vivendi SE (a)	599,412
		1,301,541
	Consumer Discretionary — 0.8%
2,766	EssilorLuxottica SA	542,863
338	Hermes International	496,548
		1,039,411
	Consumer Staples — 1.9%
43,887	Carrefour SA	872,944
8,357	Danone SA	610,352
1,140	L’Oreal SA	533,309

The accompanying notes are an integral part of these financial statements.

Schedules of Investments (Continued)

August 31, 2021

Nationwide Risk-Based International Equity ETF (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 99.4% (Continued)
	FRANCE — 6.3% (Continued)
	Consumer Staples — 1.9% (Continued)
2,621	Pernod Ricard SA	$550,573
		2,567,178
	Health Care — 0.8%
5,209	Sanofi	538,775
804	Sartorius Stedim Biotech	487,451
		1,026,226
	Industrials — 1.1%
10,760	Alstom SA	462,342
3,961	Legrand SA	453,177
1,293	Teleperformance	571,458
		1,486,977
	Information Technology — 0.3%
8,526	Dassault Systemes SE	486,170
	Materials — 0.4%
2,852	Air Liquide SA	511,127
		8,418,630
	GERMANY — 11.5%
	Communication Services — 0.9%
30,983	Deutsche Telekom AG	658,626
6,803	Scout24 AG	571,782
		1,230,408
	Consumer Discretionary — 1.3%
2,149	Delivery Hero SE (b)	311,012
4,572	HelloFresh SE (b)	492,642
4,518	Puma SE	548,263
3,052	Zalando SE (b)	337,938
		1,689,855
	Consumer Staples — 0.5%
5,021	Beiersdorf AG	609,007
	Financials — 0.9%
2,997	Deutsche Boerse AG	516,877
3,816	Hannover Rueck SE	702,496
		1,219,373
	Health Care — 2.7%
9,895	Bayer AG	550,683
2,460	Carl Zeiss Meditec AG	543,324
7,936	Fresenius Medical Care AG & Company KGaA	609,301
10,790	Fresenius SE & Company KGaA	561,070
2,492	Merck KGaA	591,869
11,804	Siemens Healthineers AG	820,718
		3,676,965
	Industrials — 1.9%
5,824	Brenntag SE	587,398
6,190	Deutsche Post AG	435,353
17,125	GEA Group AG	790,621
6,600	Knorr-Bremse AG	791,957
		2,605,329
	Information Technology — 0.6%
2,621	SAP SE	394,358
12,416	TeamViewer AG (b)	413,461
		807,819
	Materials — 0.4%
4,214	Symrise AG	599,918
	Real Estate — 1.4%
9,119	Deutsche Wohnen SE	565,786
4,868	LEG Immobilien SE	775,772
8,827	Vonovia SE	595,601
		1,937,159
	Utilities — 0.9%
49,294	E.ON SE	650,441
12,993	RWE AG	507,523
		1,157,964
		15,533,797
	HONG KONG — 1.4%
	Industrials — 1.4%
35,900	Jardine Matheson Holdings, Ltd.	1,950,088
		1,950,088
	IRELAND — 1.9%
	Consumer Discretionary — 0.4%
2,648	Flutter Entertainment plc (b)	514,396
	Consumer Staples — 0.6%
5,424	Kerry Group plc - Series A	795,227
	Industrials — 0.9%
9,327	Experian plc	411,276
7,166	Kingspan Group plc	818,676
		1,229,952
		2,539,575
	ITALY — 2.8%
	Financials — 0.5%
32,006	FinecoBank Banca Fineco SpA (b)	589,961
	Health Care — 0.4%
2,447	DiaSorin SpA	558,217
	Industrials — 0.4%
14,543	Prysmian SpA	547,124
	Information Technology — 0.3%
20,883	Nexi SpA (b)	434,975
	Utilities — 1.2%
45,346	Enel SpA	413,083
100,442	Snam SpA	593,311
73,690	Terna - Rete Elettrica Nazionale	582,471
		1,588,865
		3,719,142

The accompanying notes are an integral part of these financial statements.

Schedules of Investments (Continued)

August 31, 2021

Nationwide Risk-Based International Equity ETF (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 99.4% (Continued)
	JAPAN — 28.4% (c)
	Communication Services — 3.1%
19,700	KDDI Corporation	$604,305
29,800	Nexon Company, Ltd.	545,221
1,200	Nintendo Company, Ltd.	577,826
25,100	Nippon Telegraph & Telephone Corporation	670,796
88,200	Softbank Corporation	1,182,985
98,600	Z Holdings Corporation	643,511
		4,224,644
	Consumer Discretionary — 5.1%
7,700	Bandai Namco Holdings, Inc.	535,552
13,500	Bridgestone Corporation	622,283
800	Fast Retailing Company, Ltd. (a)	528,090
3,800	Nitori Holdings Company, Ltd.	711,852
4,500	Oriental Land Company, Ltd. (a)	682,414
58,600	Rakuten Group, Inc.	614,483
28,000	Sekisui House, Ltd.	558,930
5,100	Shimano, Inc.	1,499,453
5,600	Sony Group Corporation	579,064
6,700	Toyota Motor Corporation	584,985
		6,917,106
	Consumer Staples — 3.7%
31,900	Ajinomoto Company, Inc.	941,959
49,300	Japan Tobacco, Inc.	956,965
10,800	Kao Corporation	653,348
36,700	Kirin Holdings Company, Ltd.	666,118
12,900	Seven & i Holdings Company, Ltd. (a)	565,388
7,400	Shiseido Company, Ltd.	491,245
14,900	Unicharm Corporation	665,116
		4,940,139
	Energy — 0.4%
152,400	ENEOS Holdings, Inc.	591,094
	Financials — 1.9%
22,600	Japan Exchange Group, Inc. (a)	538,771
78,700	Japan Post Holdings Company, Ltd.	676,465
19,800	MS&AD Insurance Group Holdings, Inc. (a)	640,715
142,600	Nomura Holdings, Inc.	692,621
		2,548,572
	Health Care — 4.1%
29,300	Astellas Pharma, Inc.	495,268
12,600	Chugai Pharmaceutical Company, Ltd.	494,091
5,100	Eisai Company, Ltd.	421,797
4,200	Hoya Corporation	679,738
5,900	M3, Inc.	397,469
12,900	Otsuka Holdings Company, Ltd.	549,653
10,900	Shionogi & Company, Ltd.	689,758
4,600	Sysmex Corporation	524,231
19,100	Takeda Pharmaceutical Company, Ltd.	639,622
13,200	Terumo Corporation	552,343
		5,443,970
	Industrials — 4.8%
34,400	ANA Holdings, Inc. (b)	815,849
20,800	ITOCHU Corporation	626,878
39,200	Japan Airlines Company, Ltd. (b)	835,311
26,000	Mitsubishi Corporation	783,597
40,300	Mitsubishi Electric Corporation	552,264
4,000	Nidec Corporation	459,494
7,700	Secom Company, Ltd.	584,894
17,100	SG Holdings Company, Ltd.	465,713
19,200	Toshiba Corporation (a)	834,517
20,400	Yamato Holdings Company, Ltd.	519,934
		6,478,451
	Information Technology — 4.4%
30,800	Canon, Inc.	732,152
7,900	FUJIFILM Holdings Corporation	652,077
2,600	Fujitsu, Ltd.	480,430
1,000	Keyence Corporation	601,948
9,300	Kyocera Corporation	579,536
6,100	Murata Manufacturing Company, Ltd	506,334
10,000	NEC Corporation	526,124
19,700	Nomura Research Institute, Ltd.	741,484
3,200	Obic Company, Ltd.	610,231
4,200	TDK Corporation	442,327
		5,872,643
	Materials — 0.9%
77,300	Mitsubishi Chemical Holdings Corporation	679,559
7,400	Nitto Denko Corporation	563,117
		1,242,676
		38,259,295
	LUXEMBOURG — 0.4%
	Health Care — 0.4%
3,736	Eurofins Scientific SE	529,575
		529,575
	NETHERLANDS — 3.8%
	Consumer Discretionary — 0.6%
4,371	Just Eat Takeaway.com NV (b)	395,858
4,420	Prosus NV	390,800
		786,658

The accompanying notes are an integral part of these financial statements.

Schedules of Investments (Continued)

August 31, 2021

Nationwide Risk-Based International Equity ETF (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 99.4% (Continued)
	NETHERLANDS — 3.8% (Continued)
	Consumer Staples — 1.0%
4,552	Heineken NV	$498,118
25,432	Koninklijke Ahold Delhaize NV	857,710
		1,355,828
	Financials — 0.4%
4,996	Euronext NV	579,435
	Health Care — 0.6%
1,131	Argenx SE (b)	381,570
8,007	Koninklijke Philips NV	369,003
		750,573
	Industrials — 0.4%
5,152	Wolters Kluwer NV	592,480
	Materials — 0.8%
3,836	Akzo Nobel NV	472,747
2,705	Koninklijke DSM NV	575,562
		1,048,309
		5,113,283
	NORWAY — 1.1%
	Communication Services — 0.4%
31,320	Telenor ASA	548,123
	Consumer Staples — 0.4%
17,799	Mowi ASA	476,188
	Energy — 0.3%
22,127	Equinor ASA	469,567
		1,493,878
	PORTUGAL — 1.5%
	Consumer Staples — 0.6%
38,074	Jeronimo Martins SGPS SA	806,757
	Utilities — 0.9%
72,683	EDP - Energias de Portugal SA	399,137
273,498	REN - Redes Energeticas Nacionais SGPS SA	800,675
		1,199,812
		2,006,569
	SINGAPORE — 3.1%
	Communication Services — 0.6%
509,000	Singapore Telecommunications NPV	877,912
	Financials — 1.7%
90,700	Oversea-Chinese Banking Corporation, Ltd.	770,724
88,300	Singapore Exchange, Ltd.	649,892
44,300	United Overseas Bank, Ltd.	842,461
		2,263,077
	Real Estate — 0.8%
351,600	CapitaLand, Ltd.	1,045,574
		4,186,563
	SPAIN — 2.8%
	Communication Services — 0.5%
9,715	Cellnex Telecom SA	665,152
	Health Care — 0.3%
18,447	Grifols SA	450,543
	Utilities — 2.0%
14,377	EDP Renovaveis SA	382,196
20,990	Endesa SA	504,476
42,575	Iberdrola SA	527,457
20,838	Naturgy Energy Group SA	536,244
34,458	Red Electrica Corporation SA	687,021
		2,637,394
		3,753,089
	SWEDEN — 2.3%
	Financials — 1.1%
16,539	Investor AB - Series B	395,160
48,799	Svenska Handelsbanken AB - Series A	548,284
25,951	Swedbank AB - Series A	500,536
		1,443,980
	Industrials — 0.9%
13,518	Assa Abloy AB - Series B	431,580
15,454	Epiroc AB - Series A	338,735
32,077	NIBE Industrier AB - Series B	446,697
		1,217,012
	Information Technology — 0.3%
30,828	Telefonaktiebolaget LM Ericsson - Series B	365,069
		3,026,061
	SWITZERLAND — 4.1%
	Consumer Staples — 0.5%
5,628	Nestle SA	711,080
	Health Care — 1.3%
649	Lonza Group AG	549,069
6,786	Novartis AG	628,115
1,512	Roche Holding AG	606,995
		1,784,179
	Industrials — 1.3%
749	Geberit AG	625,659
1,580	Kuehne + Nagel International AG	577,979
1,577	Schindler Holding AG	509,226
		1,712,864
	Information Technology — 0.2%
2,979	Logitech International SA	304,518
	Materials — 0.8%
119	Givaudan SA	596,916
1,377	Sika AG	496,204
		1,093,120
		5,605,761

The accompanying notes are an integral part of these financial statements.

Schedules of Investments (Continued)

August 31, 2021

Nationwide Risk-Based International Equity ETF (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 99.4% (Continued)
	UNITED KINGDOM — 12.8%
	Communication Services — 1.6%
47,175	Auto Trader Group plc	$408,377
228,126	BT Group plc (b)	533,103
57,106	Pearson plc	603,275
317,100	Vodafone Group plc	532,246
		2,077,001
	Consumer Discretionary — 0.7%
16,153	Entain plc (b)	429,718
101,966	Kingfisher plc	491,580
		921,298
	Consumer Staples — 2.8%
14,443	British American Tobacco plc	542,450
11,024	Diageo plc	530,104
24,669	Imperial Brands plc	523,352
13,451	Ocado Group plc (b)	372,646
7,048	Reckitt Benckiser Group plc	537,274
220,691	Tesco plc	774,959
9,559	Unilever plc	532,276
		3,813,061
	Financials — 0.8%
14,053	Admiral Group plc	698,385
3,909	London Stock Exchange Group plc	428,015
		1,126,400
	Health Care — 1.1%
5,014	AstraZeneca plc	587,512
27,406	GlaxoSmithKline plc	551,432
19,547	Smith & Nephew plc	375,278
		1,514,222
	Industrials — 2.6%
66,560	BAE Systems plc	520,674
14,996	Bunzl plc	544,026
3,161	Ferguson plc	457,003
5,526	Intertek Group plc	400,793
17,147	RELX plc	514,922
62,722	Rentokil Initial plc	501,009
2,442	Spirax-Sarco Engineering plc	541,427
		3,479,854
	Information Technology — 0.7%
9,884	Halma plc	408,495
46,054	Sage Group plc	470,421
		878,916
	Materials — 0.7%
4,603	Croda International plc	579,516
5,644	Rio Tinto plc	418,051
		997,567
	Utilities — 1.8%
52,315	National Grid plc	677,724
16,951	Severn Trent plc	644,344
21,735	SSE plc	488,328
40,879	United Utilities Group plc	594,947
		2,405,343
		17,213,662
	TOTAL COMMON STOCKS (Cost $120,245,299)	134,030,160

	SHORT-TERM INVESTMENTS — 0.1%
	Money Market Funds — 0.1%
192,800	Invesco Government & Agency Portfolio - Institutional Class, 0.03% (d)	192,800
	TOTAL SHORT-TERM INVESTMENTS (Cost $192,800)	192,800
Units
	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING — 3.7%
	Private Funds — 0.4%
533,379	Mount Vernon Liquid Assets Portfolio, LLC, 0.09% (d)	533,379
		533,379

Principal Amount
	Repurchase Agreements — 3.3%
$1,022,112	Citigroup Global Markets, Inc. - 0.06%, dated 8/31/2021, matures 9/01/2021, repurchase price $1,022,114 (collateralized by various U.S. government obligations: Total Value $1,042,554)	1,022,112
1,022,112	Daiwa Capital Markets America — 0.05%, dated 8/31/2021, matures 9/01/2021, repurchase price $1,022,113 (collateralized by various U.S. government obligations: Total Value $1,042,554)	1,022,112

The accompanying notes are an integral part of these financial statements.

Schedules of Investments (Continued)

August 31, 2021

Nationwide Risk-Based International Equity ETF (Continued)

Principal Amount	Security Description	Value
	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING — 3.7% (Continued)
	Repurchase Agreements — 3.3% (Continued)
$1,022,112	Deutsche Bank Securities, Inc. - 0.05%, dated 8/31/2021, matures 9/01/2021, repurchase price $1,022,113 (collateralized by various U.S. government obligations: Total Value $1,042,555)	$1,022,112
303,007	Morgan, Stanley & Company, LLC — 0.05%, dated 8/31/2021, matures 9/01/2021, repurchase price $303,007 (collateralized by various U.S. government obligations: Total Value $309,067)	303,007
1,022,112	RBC Dominion Securities, Inc. - 0.05%, dated 8/31/2021, matures 9/01/2021, repurchase price $1,022,113 (collateralized by various U.S. government obligations: Total Value $1,042,554)	1,022,112
		4,391,455
	TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $4,924,834)	4,924,834

	Total Investments (Cost $125,362,933) — 103.2%	139,147,794
	Liabilities in Excess of Other Assets — (3.2)%	(4,337,054)
	TOTAL NET ASSETS — 100.0%	$134,810,740

Percentages are stated as a percent of net assets.

(a)	All or a portion of this security is on loan as of August 31, 2021. The total value of securities on loan is $4,682,031.
(b)	Non-income producing security.
(c)

To the extent the Fund invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted be events or conditions affecting that country or region. See Note 9 in Notes to Financial Statements.

(d)	Rate shown is the annualized seven-day yield as of August 31, 2021.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Schedules of Investments (Continued)

August 31, 2021

Nationwide Maximum Diversification U.S. Core Equity ETF

Shares	Security Description	Value
	COMMON STOCKS — 99.8%
	Communication Services — 12.6%
2,273	Activision Blizzard, Inc. (b)	$187,227
645	Altice USA, Inc. - Class A (a)(b)	17,699
29,265	AMC Entertainment Holdings, Inc. - Class A (a)(b)	1,379,258
21,081	AT&T, Inc.	578,041
17	Cable One, Inc. (b)	35,693
362	Charter Communications, Inc. - Class A (a)(b)	295,631
13,465	Comcast Corporation - Class A	817,056
18,596	Discovery, Inc. - Class C (a)(b)	513,064
842	Electronic Arts, Inc.	122,267
5,202	Facebook, Inc. - Class A (a)	1,973,535
7,205	Fox Corporation - Class A (b)	269,755
1,146	Interpublic Group of Companies, Inc.	42,666
448	Liberty Broadband Corporation - Class C (a)	85,711
1,014	Liberty Global plc - Class C (a)	29,386
585	Liberty Media Corporation-Liberty Formula One - Class C (a)	29,566
428	Live Nation Entertainment, Inc. (a)	37,108
48,196	Lumen Technologies, Inc. (b)	592,811
1,106	Match Group, Inc. (a)	152,009
1,604	Netflix, Inc. (a)	912,981
1,145	News Corporation - Class A	25,728
631	Omnicom Group, Inc. (b)	46,202
1,606	Pinterest, Inc. - Class A (a)	89,245
4,179	Roku, Inc. (a)(b)	1,472,679
28,181	Snap, Inc. - Class A (a)(b)	2,144,855
4,828	Spotify Technology SA (a)	1,131,394
492	Take-Two Interactive Software, Inc. (a)	79,320
2,298	Twitter, Inc. (a)	148,221
12,680	Verizon Communications, Inc.	697,400
6,540	ViacomCBS, Inc. - Class B	271,083
5,365	Walt Disney Company (a)	972,675
484	Zillow Group, Inc. - Class C (a)(b)	46,353
7,530	Zynga, Inc. - Class A (a)	66,641
		15,263,260
	Consumer Discretionary — 13.5%
193	Advance Auto Parts, Inc.	39,150
527	Amazon.com, Inc. (a)	1,829,107
12,911	Aramark (b)	449,174
172	Autoliv, Inc.	15,203
72	AutoZone, Inc. (a)	111,539
5,507	Bath & Body Works, Inc.	371,612
121	Booking Holdings, Inc. (a)	278,260
706	BorgWarner, Inc. (b)	30,133
178	Bright Horizons Family Solutions, Inc. (a)	25,945
196	Burlington Stores, Inc. (a)(b)	58,700
481	CarMax, Inc. (a)(b)	60,226
16,658	Carnival Corporation (a)(b)	402,124
123	Carvana Company (a)(b)	40,351
8,168	Chegg, Inc. (a)(b)	679,741
393	Chipotle Mexican Grill, Inc. (a)(b)	748,009
979	D.R. Horton, Inc.	93,612
386	Darden Restaurants, Inc. (b)	58,151
82	Deckers Outdoor Corporation (a)	34,313
869	Dollar General Corporation	193,709
9,196	Dollar Tree, Inc. (a)	832,606
2,300	Domino’s Pizza, Inc.	1,188,847
1,209	DraftKings, Inc. - Class A (a)	71,682
1,939	eBay, Inc.	148,799
602	Etsy, Inc. (a)(b)	130,189
415	Expedia Group, Inc. (a)	59,968
4,787	Farfetch, Ltd. - Class A (a)(b)	200,384
11,555	Ford Motor Company (a)	150,562
3,510	GameStop Corporation - Class A (a)	766,022
165	Garmin, Ltd.	28,781
3,879	General Motors Company (a)	190,109
713	Gentex Corporation	21,960
424	Genuine Parts Company	51,809
381	Hasbro, Inc.	37,456
809	Hilton Worldwide Holdings, Inc. (a)	101,012
1,280	Las Vegas Sands Corporation (a)(b)	57,101
176	Lear Corporation	28,149
802	Lennar Corporation - Class A	86,063
87	Lithia Motors, Inc. (b)	28,823
764	LKQ Corporation (a)(b)	40,255
108	Lululemon Athletica, Inc. (a)	43,218
1,201	Marriott International, Inc. - Class A (a)	162,303
2,205	McDonald’s Corporation	523,599
133	MercadoLibre, Inc. (a)	248,371
169	Mohawk Industries, Inc. (a)	33,421
1,120	Newell Brands, Inc.	28,459
2,188	NIKE, Inc. - Class B	360,451
1,084	Norwegian Cruise Line Holdings, Ltd. (a)(b)	28,011

The accompanying notes are an integral part of these financial statements.

Schedules of Investments (Continued)

August 31, 2021

Nationwide Maximum Diversification U.S. Core Equity ETF (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 99.8% (Continued)
	Consumer Discretionary — 13.5% (Continued)
12	NVR, Inc. (a)(b)	$62,159
203	O’Reilly Automotive, Inc. (a)	120,598
15,485	Peloton Interactive, Inc. - Class A (a)(b)	1,551,442
115	Pool Corporation	56,844
1,034	Ross Stores, Inc.	122,426
5,152	Royal Caribbean Cruises, Ltd. (a)	426,225
484	Service Corporation International	30,376
821	Tapestry, Inc. (a)	33,103
2,037	Target Corporation	503,098
3,304	TJX Companies, Inc.	240,267
339	Tractor Supply Company	65,851
187	Ulta Beauty, Inc. (a)	72,427
958	V.F. Corporation (b)	73,258
118	Vail Resorts, Inc. (a)(b)	35,972
1,836	Victoria’s Secret & Company (a)	121,727
219	Wayfair, Inc. - Class A (a)(b)	61,484
220	Williams-Sonoma, Inc. (b)	41,074
310	Wynn Resorts, Ltd. (a)(b)	31,524
22,039	Yum China Holdings, Inc.	1,356,720
879	Yum! Brands, Inc.	115,175
		16,289,219
	Consumer Staples — 12.4%
679	Archer-Daniels-Midland Company	40,740
543	Boston Beer Company, Inc. - Class A (a)(b)	309,624
892	Brown-Forman Corporation - Class B	62,636
403	Bunge, Ltd.	30,511
11,910	Campbell Soup Company (b)	497,004
6,899	Church & Dwight Company, Inc.	577,170
7,389	Clorox Company (b)	1,241,722
11,421	Coca-Cola Company	643,116
2,493	Colgate-Palmolive Company	194,329
27,786	Conagra Brands, Inc. (b)	920,272
468	Constellation Brands, Inc. - Class A	98,814
1,305	Costco Wholesale Corporation	594,414
475	Darling Ingredients, Inc. (a)	35,388
637	Estee Lauder Companies, Inc. - Class A	216,892
23,881	General Mills, Inc.	1,380,560
431	Hershey Company	76,589
10,931	Hormel Foods Corporation (b)	497,798
6,103	J.M. Smucker Company (b)	754,758
15,084	Kellogg Company (b)	952,404
4,916	Keurig Dr Pepper, Inc.	175,354
1,554	Kimberly-Clark Corporation (b)	214,157
17,412	Kraft Heinz Company (b)	626,658
41,625	Kroger Company (b)	1,915,999
759	Lamb Weston Holdings, Inc.	49,449
729	McCormick & Company, Inc.	62,905
1,191	Molson Coors Beverage Company - Class B (b)	56,608
4,113	Mondelez International, Inc. - Class A	255,294
684	Monster Beverage Corporation (a)	66,738
4,077	PepsiCo, Inc.	637,602
7,175	Procter & Gamble Company	1,021,648
1,415	Sysco Corporation	112,705
6,003	Tyson Foods, Inc. - Class A	471,356
4,036	Walgreens Boots Alliance, Inc.	204,827
		14,996,041
	Energy — 1.8%
2,124	Baker Hughes Company	48,385
693	Cheniere Energy, Inc. (a)	60,610
1,341	Chevron Corporation	129,769
3,983	ConocoPhillips	221,176
1,983	Devon Energy Corporation (b)	58,598
10,744	Diamondback Energy, Inc.	828,791
1,720	EOG Resources, Inc.	116,134
836	Hess Corporation	57,475
5,742	Kinder Morgan, Inc.	93,422
2,578	Occidental Petroleum Corporation	66,229
1,309	ONEOK, Inc.	68,749
644	Pioneer Natural Resources Company	96,387
4,126	Schlumberger NV	115,693
1,205	Valero Energy Corporation	79,904
3,582	Williams Companies, Inc.	88,440
		2,129,762
	Financials — 5.7%
1,838	Aflac, Inc.	104,178
1,539	AGNC Investment Corporation (b)	25,101
41	Alleghany Corporation (a)	27,744
863	Allstate Corporation	116,747
1,084	Ally Financial, Inc.	57,344
489	American Express Company	81,154
219	American Financial Group, Inc.	30,209
906	American International Group, Inc.	49,431

The accompanying notes are an integral part of these financial statements.

Schedules of Investments (Continued)

August 31, 2021

Nationwide Maximum Diversification U.S. Core Equity ETF (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 99.8% (Continued)
	Financials — 5.7% (Continued)
48,549	Annaly Capital Management, Inc.	$421,891
639	Aon plc - Class A	183,304
619	Arch Capital Group, Ltd. (a)	25,441
604	Arthur J. Gallagher & Company	86,746
2,472	Bank of America Corporation (b)	103,206
2,369	Bank of New York Mellon Corporation	130,816
1,716	Berkshire Hathaway, Inc. - Class B (a)	490,381
691	Brown & Brown, Inc.	40,113
4,048	Cboe Global Markets, Inc. (b)	510,654
4,461	Charles Schwab Corporation	324,984
1,145	Chubb, Ltd.	210,588
457	Cincinnati Financial Corporation (b)	56,394
1,253	Citizens Financial Group, Inc.	54,869
1,040	CME Group, Inc.	209,789
408	Comerica, Inc.	30,155
316	Commerce Bancshares, Inc./MO (b)	22,348
1,946	Credicorp, Ltd. (a)	207,502
416	East West Bancorp, Inc.	30,509
117	Everest Re Group, Ltd.	30,993
813	Fidelity National Financial, Inc.	39,699
517	First Republic Bank/CA	102,852
865	Franklin Resources, Inc. (b)	28,061
2,951	Huntington Bancshares, Inc.	45,829
1,646	Intercontinental Exchange, Inc.	196,746
1,553	JPMorgan Chase & Company	248,402
2,853	KeyCorporation (b)	57,973
692	M&T Bank Corporation (b)	96,887
731	MarketAxess Holdings, Inc. (b)	347,898
1,487	Marsh & McLennan Companies, Inc.	233,757
579	Northern Trust Corporation	68,623
381	PNC Financial Services Group, Inc.	72,809
1,724	Progressive Corporation	166,090
287	Raymond James Financial, Inc.	40,151
2,399	Regions Financial Corporation	49,012
198	Reinsurance Group of America, Inc.	22,932
381	SEI Investments Company	23,931
167	Signature Bank (b)	43,308
969	State Street Corporation	90,030
741	Travelers Companies, Inc.	118,345
3,954	Truist Financial Corporation	225,615
3,938	U.S. Bancorp	226,002
356	Voya Financial, Inc.	23,133
401	W.R. Berkley Corporation	30,199
12,197	Wells Fargo & Company	557,404
378	Willis Towers Watson plc	83,432
		6,901,711
	Health Care — 25.1% (c)
4,537	10X Genomics, Inc. - Class A (a)	798,149
4,335	Abbott Laboratories	547,814
5,139	AbbVie, Inc.	620,688
2,610	ABIOMED, Inc. (a)	949,936
189	Align Technology, Inc. (a)	134,001
6,484	Alnylam Pharmaceuticals, Inc. (a)(b)	1,306,072
94	Amedisys, Inc. (a)	17,244
438	AmerisourceBergen Corporation	53,528
1,695	Amgen, Inc.	382,273
722	Anthem, Inc.	270,844
1,478	Avantor, Inc. (a)	58,292
1,484	Baxter International, Inc.	113,110
1,131	Becton Dickinson and Company	284,673
6,005	Biogen, Inc. (a)	2,035,155
2,499	BioMarin Pharmaceutical, Inc. (a)(b)	210,441
62	Bio-Rad Laboratories, Inc. - Class A (a)	49,899
115	Bio-Techne Corporation (b)	57,401
4,188	Boston Scientific Corporation (a)	189,088
6,502	Bristol-Myers Squibb Company	434,724
855	Cardinal Health, Inc.	44,879
1,683	Centene Corporation (a)	105,995
889	Cerner Corporation	67,875
1,011	Cigna Corporation (b)	213,978
145	Cooper Companies, Inc.	65,353
3,878	CVS Health Corporation	335,021
1,870	Danaher Corporation	606,179
642	DENTSPLY SIRONA, Inc.	39,611
2,076	DexCom, Inc. (a)(b)	1,099,075
1,822	Edwards Lifesciences Corporation (a)	213,502
1,386	Elanco Animal Health, Inc. (a)	46,265
3,459	Eli Lilly & Company	893,425
287	Encompass Health Corporation	22,515
2,607	Exact Sciences Corporation (a)(b)	272,119
16,980	Gilead Sciences, Inc.	1,235,804

The accompanying notes are an integral part of these financial statements.

Schedules of Investments (Continued)

August 31, 2021

Nationwide Maximum Diversification U.S. Core Equity ETF (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 99.8% (Continued)
	Health Care — 25.1% (c) (Continued)
279	Guardant Health, Inc. (a)	$35,508
779	HCA Healthcare, Inc.	197,071
410	Henry Schein, Inc. (a)	30,992
749	Hologic, Inc. (a)	59,283
2,047	Horizon Therapeutics plc (a)	221,260
377	Humana, Inc.	152,843
155	ICON plc (a)	39,644
250	IDEXX Laboratories, Inc. (a)	168,440
430	Illumina, Inc. (a)	196,579
676	Incyte Corporation (a)	51,707
2,925	Insulet Corporation (a)	871,094
174	Jazz Pharmaceuticals plc (a)	22,918
7,840	Johnson & Johnson	1,357,339
287	Laboratory Corporation of America Holdings (a)	87,070
150	Masimo Corporation (a)	40,731
468	McKesson Corporation	95,538
3,972	Medtronic plc	530,183
7,428	Merck & Company, Inc.	566,682
68	Mettler-Toledo International, Inc. (a)	105,592
8,337	Moderna, Inc. (a)	3,140,464
172	Molina Healthcare, Inc. (a)	46,228
2,821	Neurocrine Biosciences, Inc. (a)	268,559
4,360	Novavax, Inc. (a)(b)	1,040,034
1,555	Novocure, Ltd. (a)(b)	208,697
536	Penumbra, Inc. (a)(b)	147,373
331	PerkinElmer, Inc.	61,169
16,868	Pfizer, Inc.	777,109
385	Quest Diagnostics, Inc.	58,840
1,202	Regeneron Pharmaceuticals, Inc. (a)	809,427
151	Repligen Corporation (a)	42,730
426	ResMed, Inc.	123,766
3,803	Seagen, Inc. (a)	637,383
252	STERIS plc	54,183
8,256	Teladoc Health, Inc. (a)(b)	1,192,332
138	Teleflex, Inc.	54,573
1,160	Thermo Fisher Scientific, Inc.	643,742
2,798	UnitedHealth Group, Inc.	1,164,724
222	Universal Health Services, Inc. - Class B	34,579
406	Veeva Systems, Inc. - Class A (a)	134,784
764	Vertex Pharmaceuticals, Inc. (a)	153,022
39,523	Viatris, Inc.	578,221
181	Waters Corporation (a)	74,938
217	West Pharmaceutical Services, Inc.	98,002
616	Zimmer Biomet Holdings, Inc.	92,677
582	Zoetis, Inc.	119,054
		30,362,012
	Industrials — 5.2%
1,711	3M Company	333,200
736	A.O. Smith Corporation	53,522
265	Allegion plc	38,157
7,729	American Airlines Group, Inc. (a)(b)	154,116
188	Axon Enterprise, Inc. (a)	34,192
2,440	C.H. Robinson Worldwide, Inc. (b)	219,746
153	Carlisle Companies, Inc.	32,243
2,567	Carrier Global Corporation	147,859
1,616	Caterpillar, Inc.	340,767
4,091	Clarivate plc (a)(b)	103,053
280	Copart, Inc. (a)	40,410
1,160	CoStar Group, Inc. (a)	98,298
426	Cummins, Inc.	100,527
598	Deere & Company	226,062
1,884	Delta Air Lines, Inc. (a)	76,189
1,760	Emerson Electric Company	185,680
359	Equifax, Inc.	97,741
497	Expeditors International of Washington, Inc.	61,946
1,692	Fastenal Company	94,498
725	FedEx Corporation	192,625
183	Generac Holdings, Inc. (a)	79,967
3,198	General Electric Company	337,101
217	HEICO Corporation - Class A	24,790
1,152	Howmet Aerospace, Inc.	36,576
224	IDEX Corporation (b)	50,176
213	Illinois Tool Works, Inc.	49,599
1,146	Ingersoll-Rand, Inc. (a)	60,761
249	JB Hunt Transport Services, Inc.	44,173
2,113	Johnson Controls International plc	158,053
102	Lennox International, Inc. (b)	34,188
778	Lyft, Inc. - Class A (a)(b)	37,041
747	Masco Corporation	45,358
308	Old Dominion Freight Line, Inc. (b)	88,925
1,268	Otis Worldwide Corporation	116,935
1,007	PACCAR, Inc.	82,443
9,521	Plug Power, Inc. (a)(b)	248,118
407	Quanta Services, Inc.	41,555
620	Republic Services, Inc.	76,961

The accompanying notes are an integral part of these financial statements.

Schedules of Investments (Continued)

August 31, 2021

Nationwide Maximum Diversification U.S. Core Equity ETF (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 99.8% (Continued)
	Industrials — 5.2% (Continued)
343	Rockwell Automation, Inc. (b)	$111,629
235	Roper Technologies, Inc.	113,571
158	Snap-on, Inc. (b)	35,542
1,741	Southwest Airlines Company (a)	86,667
584	Sunrun, Inc. (a)	25,842
135	Teledyne Technologies, Inc. (a)	62,556
314	Toro Company	34,521
704	Trane Technologies plc	139,744
3,763	Uber Technologies, Inc. (a)	147,283
227	Union Pacific Corporation	49,223
955	United Airlines Holdings, Inc. (a)	44,417
2,137	United Parcel Service, Inc. - Class B	418,062
376	Verisk Analytics, Inc.	75,862
129	W.W. Grainger, Inc.	55,947
1,246	Waste Management, Inc.	193,266
1,153	Watsco, Inc. (b)	321,019
524	Westinghouse Air Brake Technologies Corporation	47,050
529	Xylem, Inc. (b)	72,108
		6,277,860
	Information Technology — 13.1%
2,401	Advanced Micro Devices, Inc. (a)	265,839
473	Akamai Technologies, Inc. (a)	53,567
378	Amdocs, Ltd.	29,117
5,973	Apple, Inc.	906,881
166	Arista Networks, Inc. (a)	61,342
200	Aspen Technology, Inc. (a)(b)	25,900
1,313	Atlassian Corporation plc - Class A (a)	481,950
244	Avalara, Inc. (a)(b)	43,847
953	Bill.com Holdings, Inc. (a)(b)	261,494
448	Black Knight, Inc. (a)	33,900
341	Broadridge Financial Solutions, Inc.	58,727
300	Check Point Software Technologies, Ltd. (a)	37,689
382	Ciena Corporation (a)	21,824
1,757	Cisco Systems, Inc.	103,697
3,439	Citrix Systems, Inc.	353,770
10,613	Cloudflare, Inc. - Class A (a)	1,281,414
216	Coupa Software, Inc. (a)	52,879
2,213	Crowdstrike Holdings, Inc. - Class A (a)	621,853
1,909	Datadog, Inc. - Class A (a)(b)	263,060
765	Dell Technologies, Inc. - Class C (a)	74,557
7,144	DocuSign, Inc. (a)	2,116,338
560	Dynatrace, Inc. (a)	38,489
1,234	Enphase Energy, Inc. (a)	214,383
175	F5 Networks, Inc. (a)(b)	35,625
472	Five9, Inc. (a)	74,685
241	FleetCor Technologies, Inc. (a)	63,450
220	Fortinet, Inc. (a)	69,331
248	Gartner, Inc. (a)	76,568
245	GoDaddy, Inc. - Class A (a)	17,961
248	Guidewire Software, Inc. (a)(b)	29,378
3,205	Hewlett Packard Enterprise Company	49,549
3,676	HP, Inc.	109,324
2,910	Intel Corporation	157,315
2,638	International Business Machines Corporation (b)	370,217
218	Jack Henry & Associates, Inc. (b)	38,451
957	Juniper Networks, Inc. (b)	27,734
239	Keysight Technologies, Inc. (a)	42,872
171	MongoDB, Inc. (a)(b)	67,003
656	NetApp, Inc.	58,338
32,882	NortonLifeLock, Inc.	873,346
420	Okta, Inc. (a)(b)	110,712
5,138	Oracle Corporation	457,950
281	Palo Alto Networks, Inc. (a)(b)	129,552
2,601	QUALCOMM, Inc.	381,540
2,840	RingCentral, Inc. - Class A (a)	716,418
631	salesforce.com, Inc. (a)	167,385
623	Seagate Technology Holdings plc	54,569
149	SolarEdge Technologies, Inc. (a)(b)	43,177
165	Splunk, Inc. (a)	25,224
2,903	Twilio, Inc. - Class A (a)	1,036,255
119	Tyler Technologies, Inc. (a)	57,798
234	VMware, Inc. - Class A (a)(b)	34,836
1,201	Western Union Company (b)	25,990
162	Wix.com, Ltd. (a)	35,977
420	Workday, Inc. - Class A (a)	114,727
546	Xilinx, Inc.	84,952
5,115	Zoom Video Communications, Inc. - Class A (a)	1,480,792
4,550	Zscaler, Inc. (a)(b)	1,266,447
		15,787,965
	Materials — 2.6%
231	Air Products and Chemicals, Inc.	62,257
344	Albemarle Corporation	81,439
193	AptarGroup, Inc.	26,016

The accompanying notes are an integral part of these financial statements.

Schedules of Investments (Continued)

August 31, 2021

Nationwide Maximum Diversification U.S. Core Equity ETF (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 99.8% (Continued)
	Materials — 2.6% (Continued)
244	Avery Dennison Corporation	$54,995
964	Ball Corporation	92,506
2,166	Corteva, Inc.	95,239
1,569	DuPont de Nemours, Inc.	116,137
365	Eastman Chemical Company	41,303
217	Ecolab, Inc.	48,903
736	International Flavors & Fragrances, Inc.	111,504
1,154	International Paper Company	69,344
601	Linde plc	189,069
183	Martin Marietta Materials, Inc.	69,769
1,018	Mosaic Company	32,759
24,073	Newmont Corporation	1,395,992
878	Nucor Corporation	103,218
277	Packaging Corporation of America	42,021
700	PPG Industries, Inc.	111,685
115	Scotts Miracle-Gro Company	18,035
709	Sherwin-Williams Company	215,303
592	Steel Dynamics, Inc.	39,954
581	Vulcan Materials Company	108,025
774	WestRock Company	40,279
		3,165,752
	Real Estate — 5.0%
229	Alexandria Real Estate Equities, Inc.	47,259
1,337	American Tower Corporation	390,631
411	AvalonBay Communities, Inc.	94,357
421	Boston Properties, Inc.	47,569
286	Camden Property Trust	42,911
951	CBRE Group, Inc. - Class A (a)	91,581
1,272	Crown Castle International Corporation	247,646
832	Digital Realty Trust, Inc.	136,373
264	Equinix, Inc.	222,671
493	Equity LifeStyle Properties, Inc.	41,940
1,070	Equity Residential	89,955
192	Essex Property Trust, Inc.	63,502
7,798	Extra Space Storage, Inc.	1,457,525
2,431	Federal Realty Investment Trust (b)	296,023
1,482	Healthpeak Properties, Inc.	53,352
9,946	Host Hotels & Resorts, Inc. (a)(b)	164,706
845	Iron Mountain, Inc. (b)	40,349
149	Jones Lang LaSalle, Inc. (a)	36,122
337	Mid-America Apartment Communities, Inc.	64,829
516	National Retail Properties, Inc.	24,567
693	Omega Healthcare Investors, Inc.	23,236
2,821	Public Storage	912,904
1,102	Realty Income Corporation (b)	79,586
6,696	Regency Centers Corporation	459,480
320	SBA Communications Corporation	114,870
3,182	Simon Property Group, Inc.	427,820
325	Sun Communities, Inc.	65,484
870	UDR, Inc.	46,997
1,102	Ventas, Inc.	61,646
2,181	Vornado Realty Trust (b)	91,340
1,232	Welltower, Inc.	107,837
520	WP Carey, Inc. (b)	40,622
		6,085,690
	Utilities — 2.8%
535	American Water Works Company, Inc.	97,504
384	Atmos Energy Corporation (b)	37,444
852	CMS Energy Corporation	54,639
15,201	Consolidated Edison, Inc.	1,146,914
2,377	Dominion Energy, Inc.	185,026
1,121	Edison International	64,839
725	Essential Utilities, Inc.	35,982
1,012	Eversource Energy	91,819
5,786	NextEra Energy, Inc.	485,966
1,154	NiSource, Inc.	28,446
88,773	PG&E Corporation (a)	814,048
332	Pinnacle West Capital Corporation	25,531
1,292	PPL Corporation	37,920
1,491	Public Service Enterprise Group, Inc.	95,335
894	Sempra Energy	118,330
613	UGI Corporation (b)	28,388
		3,348,131
	TOTAL COMMON STOCKS (Cost $89,317,911)	120,607,403

The accompanying notes are an integral part of these financial statements.

Schedules of Investments (Continued)

August 31, 2021

Nationwide Maximum Diversification U.S. Core Equity ETF (Continued)

Shares	Security Description	Value
	SHORT-TERM INVESTMENTS — 0.1%
	Money Market Funds — 0.1%
142,422	Invesco Government & Agency Portfolio - Institutional Class, 0.03% (d)	$142,422
	TOTAL SHORT-TERM INVESTMENTS (Cost $142,422)	142,422
Units
	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING — 24.1%
	Private Funds — 24.1%
29,094,505	Mount Vernon Liquid Assets Portfolio, LLC, 0.09% (d)	29,094,505
	TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $29,094,505)	29,094,505

	Total Investments (Cost $118,554,838) — 124.0%	149,844,330
	Liabilities in Excess of Other Assets — (24.0)%	(28,975,849)
	TOTAL NET ASSETS — 100.0%	$120,868,481

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan as of August 31, 2021. The total value of securities on loan is $28,705,291.
(c)

To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors. See Note 9 in the Notes to Financial Statements.

(d)	Rate shown is the annualized seven-day yield as of August 31, 2021.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Schedules of Investments (Continued)

August 31, 2021

Nationwide Risk-Managed Income ETF

Shares	Security Description	Value
	COMMON STOCKS — 99.6%
	Communication Services — 19.6%
30,609	Activision Blizzard, Inc.	$2,521,263
7,727	Alphabet, Inc. - Class A (a)	22,361,552
8,352	Alphabet, Inc. - Class C (a)	24,297,972
10,206	Baidu, Inc. - ADR (a)	1,602,546
7,367	Charter Communications, Inc. - Class A (a)	6,016,334
180,596	Comcast Corporation - Class A	10,958,565
11,223	Electronic Arts, Inc.	1,629,692
62,024	Facebook, Inc. - Class A (a)	23,530,665
12,822	Fox Corporation - Class A	480,056
9,947	Fox Corporation - Class B	344,465
10,638	Match Group, Inc. (a)	1,462,087
11,852	NetEase, Inc. - ADR	1,154,622
17,431	Netflix, Inc. (a)	9,921,551
161,175	Sirius XM Holdings, Inc.	1,010,567
49,107	T-Mobile US, Inc. (a)	6,728,641
		114,020,578
	Consumer Discretionary — 16.5%
13,037	Amazon.com, Inc. (a)	45,248,689
1,609	Booking Holdings, Inc. (a)	3,700,169
9,118	Dollar Tree, Inc. (a)	825,544
26,810	eBay, Inc.	2,057,399
31,753	JD.com, Inc. - ADR (a)	2,494,516
4,890	Lululemon Athletica, Inc. (a)	1,956,831
12,780	Marriott International, Inc. - Class A (a)	1,727,089
1,964	MercadoLibre, Inc. (a)	3,667,672
2,748	O’Reilly Automotive, Inc. (a)	1,632,532
10,588	Peloton Interactive, Inc. - Class A (a)	1,060,812
14,906	Pinduoduo, Inc. - ADR (a)	1,490,898
13,992	Ross Stores, Inc.	1,656,653
46,398	Starbucks Corporation	5,451,301
30,817	Tesla, Inc. (a)	22,672,683
20,692	Trip.com Group, Ltd. - ADR (a)	630,899
		96,273,687
	Consumer Staples — 4.7%
17,403	Costco Wholesale Corporation	7,926,892
55,816	Keurig Dr Pepper, Inc.	1,990,957
48,129	Kraft Heinz Company	1,732,163
55,336	Mondelez International, Inc. - Class A	3,434,705
20,818	Monster Beverage Corporation (a)	2,031,212
54,379	PepsiCo, Inc.	8,504,332
33,998	Walgreens Boots Alliance, Inc.	1,725,399
		27,345,660
	Health Care — 6.5%
3,051	Align Technology, Inc. (a)	2,163,159
22,586	Amgen, Inc.	5,093,821
5,923	Biogen, Inc. (a)	2,007,364
11,853	Cerner Corporation	904,977
3,760	DexCom, Inc. (a)	1,990,619
49,414	Gilead Sciences, Inc.	3,596,351
3,320	IDEXX Laboratories, Inc. (a)	2,236,883
5,706	Illumina, Inc. (a)	2,608,555
8,658	Incyte Corporation (a)	662,250
4,603	Intuitive Surgical, Inc. (a)	4,849,537
15,796	Moderna, Inc. (a)	5,950,194
4,089	Regeneron Pharmaceuticals, Inc. (a)	2,753,533
7,134	Seagen, Inc. (a)	1,195,658
10,199	Vertex Pharmaceuticals, Inc. (a)	2,042,758
		38,055,659
	Industrials — 2.7%
4,100	Cintas Corporation	1,622,657
9,267	Copart, Inc. (a)	1,337,413
89,504	CSX Corporation	2,911,565
22,583	Fastenal Company	1,261,261
27,310	Honeywell International, Inc.	6,333,462
13,616	PACCAR, Inc.	1,114,742
6,366	Verisk Analytics, Inc.	1,284,404
		15,865,504
	Information Technology — 48.7% (b)
18,831	Adobe, Inc. (a)	12,498,135
47,866	Advanced Micro Devices, Inc. (a)	5,299,724
14,528	Analog Devices, Inc.	2,367,338
3,381	ANSYS, Inc. (a)	1,235,282
432,083	Apple, Inc.	65,603,162
35,953	Applied Materials, Inc.	4,858,329
3,062	ASML Holding NV - NY	2,550,768
5,289	Atlassian Corporation plc - Class A (a)	1,941,380
8,663	Autodesk, Inc. (a)	2,686,310
16,713	Automatic Data Processing, Inc.	3,493,686
16,085	Broadcom, Inc.	7,997,623
10,897	Cadence Design Systems, Inc. (a)	1,781,442
5,518	CDW Corporation	1,106,966

The accompanying notes are an integral part of these financial statements.

Schedules of Investments (Continued)

August 31, 2021

Nationwide Risk-Managed Income ETF (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 99.6% (Continued)
	Information Technology — 48.7% (b) (Continued)
5,289	Check Point Software Technologies, Ltd. (a)	$664,457
166,010	Cisco Systems, Inc.	9,797,910
20,781	Cognizant Technology Solutions Corporation - Class A	1,585,798
4,668	Crowdstrike Holdings, Inc. - Class A (a)	1,311,708
7,627	DocuSign, Inc. (a)	2,259,422
26,271	Fiserv, Inc. (a)	3,094,461
159,047	Intel Corporation	8,598,081
10,735	Intuit, Inc.	6,077,191
6,011	KLA Corporation	2,043,500
5,596	Lam Research Corporation	3,384,573
32,257	Marvell Technology, Inc.	1,973,806
10,743	Microchip Technology, Inc.	1,690,518
44,137	Micron Technology, Inc. (a)	3,252,897
194,985	Microsoft Corporation	58,862,072
98,158	NVIDIA Corporation	21,972,667
10,815	NXP Semiconductors NV	2,326,631
4,888	Okta, Inc. (a)	1,288,477
14,184	Paychex, Inc.	1,623,642
46,282	PayPal Holdings, Inc. (a)	13,359,762
44,420	QUALCOMM, Inc.	6,515,970
6,464	Skyworks Solutions, Inc.	1,185,885
6,425	Splunk, Inc. (a)	982,190
5,988	Synopsys, Inc. (a)	1,989,453
36,331	Texas Instruments, Inc.	6,935,951
4,415	VeriSign, Inc. (a)	954,788
7,377	Workday, Inc. - Class A (a)	2,015,101
9,637	Xilinx, Inc.	1,499,421
9,257	Zoom Video Communications, Inc. - Class A (a)	2,679,902
		283,346,379
	Utilities — 0.9%
19,675	American Electric Power Company, Inc.	1,762,290
38,488	Exelon Corporation	1,886,682
21,200	Xcel Energy, Inc.	1,457,500
		5,106,472
	TOTAL COMMON STOCKS (Cost $481,841,312)	580,013,939

Contracts	Security Description	Notional Amount	Value
	PURCHASED OPTIONS (c) — 0.1%
372	Nasdaq 100 Index Put, Expiration: 9/17/2021, Exercise Price: $14,225.00	$579,669,372	$814,680
	TOTAL PURCHASED OPTIONS (Cost $5,046,964)		814,680

Shares
	SHORT-TERM INVESTMENTS — 0.3%
	Money Market Funds — 0.3%
1,430,855	Invesco Government & Agency Portfolio - Institutional Class, 0.03% (d)		1,430,855
	TOTAL SHORT-TERM INVESTMENTS (Cost $1,430,855)		1,430,855

	Total Investments (Cost $488,319,131) — 100.0%		582,259,474
	Other Assets in Excess of Liabilities — 0.0% (e)		40,990
	TOTAL NET ASSETS — 100.0%		$582,300,464

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt.
NY	New York Registry Shares.
(a)	Non-income producing security.
(b)

To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors. See Note 9 in the Notes to Financial Statements.

(c)	Exchange traded.
(d)	Rate shown is the annualized seven-day yield as of August 31, 2021.
(e)	Represents less than 0.05% of net assets.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities

August 31, 2021

	Nationwide Risk-Based U.S. Equity ETF	Nationwide Risk-Based International Equity ETF	Nationwide Maximum Diversification U.S. Core Equity ETF	Nationwide Risk-Managed Income ETF
ASSETS
Investments in securities, at value*+ (Note 2)	$148,291,514	$139,147,794	$149,844,330	$582,259,474
Dividends and interest receivable	213,437	280,805	151,880	348,082
Securities lending income receivable	1,647	439	1,414	—
Reclaims receivable	828	354,997	—	—
Total Assets	148,507,426	139,784,035	149,997,624	582,607,556

LIABILITIES
Collateral received for securities loaned (Note 4)	18,887,845	4,924,834	29,094,505	—
Management fees payable	32,810	47,674	34,638	307,092
Foreign currency due to Custodian, at value*	—	787	—	—
Total Liabilities	18,920,655	4,973,295	29,129,143	307,092

NET ASSETS	$129,586,771	$134,810,740	$120,868,481	$582,300,464

Net Assets Consist of:
Paid-in capital	$117,845,643	$133,317,101	$91,766,929	$549,891,399
Total distributable earnings (accumulated deficit)	11,741,128	1,493,639	29,101,552	32,409,065
Net assets	$129,586,771	$134,810,740	$120,868,481	$582,300,464

Net asset value:
Net assets	$129,586,771	$134,810,740	$120,868,481	$582,300,464
Shares outstanding ^	3,225,000	4,625,000	2,875,000	20,350,000
Net asset value, offering and redemption price per share	$40.18	$29.15	$42.04	$28.61
*Identified Cost:
Investments in securities	$132,542,680	$125,362,933	$118,554,838	$488,319,131
Foreign currency	—	(789)	—	—

^	No par value, unlimited number of shares authorized.
+	Including securities on loan of $18,599,101, $4,682,031, $28,705,291, and $0, respectively.

The accompanying notes are an integral part of these financial statements.

Statements of Operations

For the Year Ended August 31, 2021

	Nationwide Risk-Based U.S. Equity ETF	Nationwide Risk-Based International Equity ETF	Nationwide Maximum Diversification U.S. Core Equity ETF	Nationwide Risk-Managed Income ETF
INCOME
Dividends (1)	$1,660,503	$3,012,403	$1,512,977	$1,934,534
Interest	38	43	33	362
Securities lending income, net (Note 4)	12,679	5,662	15,338	—
Total investment income	1,673,220	3,018,108	1,528,348	1,934,896

EXPENSES
Management fees	344,386	505,717	376,082	1,745,618
Total expenses	344,386	505,717	376,082	1,745,618
Net investment income (loss)	1,328,834	2,512,391	1,152,266	189,278

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments	28,869,109	13,931,276	12,985,252	(19,096,955)
Written options	—	—	—	(17,738,573)
Foreign currency transactions	(4)	(19,524)	—	—
Change in unrealized appreciation (depreciation) on:
Investments	(3,944,816)	2,799,210	11,683,009	70,848,932
Foreign currency translation	—	(10,136)	—	—
Net realized and unrealized gain (loss) on investments	24,924,289	16,700,826	24,668,261	34,013,404
Net increase (decrease) in net assets resulting from operations	$26,253,123	$19,213,217	$25,820,527	$34,202,682

(1)	Net of foreign taxes withheld of $2,528, $274,648, $224 and $2,096, respectively.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

Nationwide Risk-Based U.S. Equity ETF

	Year Ended August 31, 2021	Year Ended August 31, 2020
OPERATIONS
Net investment income (loss)	$1,328,834	$1,819,257
Net realized gain (loss) on investments and foreign currency	28,869,105	5,715,880
Change in unrealized appreciation (depreciation) on investments and foreign currency	(3,944,816)	6,474,171
Net increase (decrease) in net assets resulting from operations	26,253,123	14,009,308

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	(1,476,799)	(2,223,675)
Total distributions to shareholders	(1,476,799)	(2,223,675)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	78,243,633	26,310,995
Payments for shares redeemed	(81,181,680)	(44,985,528)
Net increase (decrease) in net assets derived from capital share transactions (a)	(2,938,047)	(18,674,533)
Net increase (decrease) in net assets	$21,838,277	$(6,888,900)

NET ASSETS
Beginning of year	$107,748,494	$114,637,394
End of year	$129,586,771	$107,748,494

(a)	A summary of capital share transactions is as follows:
	Shares	Shares
Subscriptions	2,075,000	875,000
Redemptions	(2,175,000)	(1,475,000)
Net increase (decrease)	(100,000)	(600,000)

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets (Continued)

Nationwide Risk-Based International Equity ETF

	Year Ended August 31, 2021	Year Ended August 31, 2020
OPERATIONS
Net investment income (loss)	$2,512,391	$2,144,027
Net realized gain (loss) on investments and foreign currency	13,911,752	(7,445,853)
Change in unrealized appreciation (depreciation) on investments and foreign currency	2,789,074	10,276,495
Net increase (decrease) in net assets resulting from operations	19,213,217	4,974,669

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	(2,149,338)	(3,226,899)
Total distributions to shareholders	(2,149,338)	(3,226,899)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	46,707,375	5,166,260
Payments for shares redeemed	(41,140,420)	(11,445,127)
Transaction fees (Note 8)	1,865	37
Net increase (decrease) in net assets derived from capital share transactions (a)	5,568,820	(6,278,830)
Net increase (decrease) in net assets	$22,632,699	$(4,531,060)

NET ASSETS
Beginning of year	$112,178,041	$116,709,101
End of year	$134,810,740	$112,178,041

(a)	A summary of capital share transactions is as follows:
	Shares	Shares
Subscriptions	1,625,000	200,000
Redemptions	(1,450,000)	(475,000)
Net increase (decrease)	175,000	(275,000)

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets (Continued)

Nationwide Maximum Diversification U.S. Core Equity ETF

	Year Ended August 31, 2021	Year Ended August 31, 2020
OPERATIONS
Net investment income (loss)	$1,152,266	$2,177,743
Net realized gain (loss) on investments and foreign currency	12,985,252	4,448,472
Change in unrealized appreciation (depreciation) on investments and foreign currency	11,683,009	10,938,372
Net increase (decrease) in net assets resulting from operations	25,820,527	17,564,587

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	(1,901,945)	(1,874,283)
Total distributions to shareholders	(1,901,945)	(1,874,283)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	16,434,355	6,293,710
Payments for shares redeemed	(20,102,342)	(27,064,745)
Net increase (decrease) in net assets derived from capital share transactions (a)	(3,667,987)	(20,771,035)
Net increase (decrease) in net assets	$20,250,595	$(5,080,731)

NET ASSETS
Beginning of year	$100,617,886	$105,698,617
End of year	$120,868,481	$100,617,886

(a)	A summary of capital share transactions is as follows:
	Shares	Shares
Subscriptions	450,000	225,000
Redemptions	(550,000)	(875,000)
Net increase (decrease)	(100,000)	(650,000)

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets (Continued)

Nationwide Risk-Managed Income ETF

	Year Ended August 31, 2021	Period Ended August 31, 2020 (1)
OPERATIONS
Net investment income (loss)	$189,278	$87,560
Net realized gain (loss) on investments and written options	(36,835,528)	(12,771,743)
Change in unrealized appreciation (depreciation) on investments	70,848,932	23,091,411
Net increase (decrease) in net assets resulting from operations	34,202,682	10,407,228

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	(189,278)	(87,560)
Tax return of capital to shareholders	(20,717,538)	(3,039,555)
Total distributions to shareholders	(20,906,816)	(3,127,115)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	468,649,890	135,658,245
Payments for shares redeemed	(27,653,610)	(14,930,040)
Net increase (decrease) in net assets derived from capital share transactions (a)	440,996,280	120,728,205
Net increase (decrease) in net assets	$454,292,146	$128,008,318

NET ASSETS
Beginning of year/period	$128,008,318	$—
End of year/period	$582,300,464	$128,008,318

(a)	A summary of capital share transactions is as follows:
	Shares	Shares
Subscriptions	16,850,000	5,100,000
Redemptions	(1,050,000)	(550,000)
Net increase (decrease)	15,800,000	4,550,000

(1)	Inception date of December 19, 2019. The information presented is for the period from December 19, 2019 to August 31, 2020.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

For a capital share outstanding throughout the year/period

Nationwide Risk-Based U.S. Equity ETF

	Year Ended August 31,			Period Ended August 31, 2018(1)
	2021	2020	2019
Net asset value, beginning of year/period	$32.41	$29.21	$27.79	$25.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (2)	0.42	0.48	0.53	0.51
Net realized and unrealized gain (loss) on investments and foreign currency (3)	7.82	3.28	1.49	2.41
Total from investment operations	8.24	3.76	2.02	2.92

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(0.47)	(0.56)	(0.60)	(0.11)
From realized gains	—	—	—	(0.02)
Total distributions to shareholders	(0.47)	(0.56)	(0.60)	(0.13)

Net asset value, end of year/period	$40.18	$32.41	$29.21	$27.79

Total return	25.66%	13.00%	7.70%	11.70	%(4)

SUPPLEMENTAL DATA:
Net assets at end of year/period (000’s)	$129,587	$107,748	$114,637	$118,101

RATIOS TO AVERAGE NET ASSETS:
Expenses to average net assets	0.30%	0.30%	0.30%	0.30	%(5)
Net investment income to average net assets	1.16%	1.64%	1.95%	2.03	%(5)

Portfolio turnover rate (6)	57%	73%	76%	87	%(4)

(1)	Inception date of September 15, 2017.
(2)	Calculated based on average shares outstanding during the year/period.
(3)

Net realized and unrealized gain (loss) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gain (loss) in the Statement of Operations due to share transactions for the period.

(4)	Not annualized.
(5)	Annualized.
(6)	Excludes the impact of in-kind transactions.

The accompanying notes are an integral part of these financial statements.

Financial Highlights (Continued)

For a capital share outstanding throughout the year/period

Nationwide Risk-Based International Equity ETF

	Year Ended August 31,			Period Ended August 31, 2018(1)
	2021	2020	2019
Net asset value, beginning of year/period	$25.21	$24.70	$25.99	$25.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (2)	0.57	0.46	0.68	0.59
Net realized and unrealized gain (loss) on investments and foreign currency (3)	3.86	0.73	(1.30)	0.53
Total from investment operations	4.43	1.19	(0.62)	1.12

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(0.49)	(0.68)	(0.67)	(0.11)
From realized gains	—	—	—	(0.02)
Total distributions to shareholders	(0.49)	(0.68)	(0.67)	(0.13)

CAPITAL SHARE TRANSACTIONS
Transaction fees (Note 8)	0.00 (4)	0.00 (4)	—	0.00	(4)

Net asset value, end of year/period	$29.15	$25.21	$24.70	$25.99

Total return	17.70%	4.77%	-2.14%	4.48	%(5)

SUPPLEMENTAL DATA:
Net assets at end of year/period (000’s)	$134,811	$112,178	$116,709	$119,550

RATIOS TO AVERAGE NET ASSETS:
Expenses to average net assets	0.42%	0.42%	0.42%	0.42	%(6)
Net investment income to average net assets	2.09%	1.89%	2.74%	2.36	%(6)

Portfolio turnover rate (7)	66%	78%	98%	145	%(5)

(1)	Inception date of September 15, 2017.
(2)	Calculated based on average shares outstanding during the year/period.
(3)

Net realized and unrealized gain (loss) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gain (loss) in the Statement of Operations due to share transactions for the period.

(4)	Represents less than $0.005.
(5)	Not annualized.
(6)	Annualized.
(7)	Excludes the impact of in-kind transactions.

The accompanying notes are an integral part of these financial statements.

Financial Highlights (Continued)

For a capital share outstanding throughout the year/period

Nationwide Maximum Diversification U.S. Core Equity ETF

	Year Ended August 31,			Period Ended August 31, 2018(1)
	2021	2020	2019
Net asset value, beginning of year/period	$33.82	$29.16	$29.69	$25.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (2)	0.39	0.64	0.49	0.35
Net realized and unrealized gain (loss) on investments and foreign currency (3)	8.49	4.54	(0.60)	4.46
Total from investment operations	8.88	5.18	(0.11)	4.81

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(0.66)	(0.52)	(0.42)	(0.12)
From realized gains	—	—	—	(0.00	)(4)
Total distributions to shareholders	(0.66)	(0.52)	(0.42)	(0.12)

CAPITAL SHARE TRANSACTIONS
Transaction fees (Note 8)	—	—	0.00 (4)	—

Net asset value, end of year/period	$42.04	$33.82	$29.16	$29.69

Total return	26.54%	17.96%	-0.11%	19.27	%(5)

SUPPLEMENTAL DATA:
Net assets at end of year/period (000’s)	$120,868	$100,618	$105,699	$114,298

RATIOS TO AVERAGE NET ASSETS:
Expenses to average net assets	0.34%	0.34%	0.34%	0.34	%(6)
Net investment income to average net assets	1.04%	2.11%	1.75%	1.35	%(6)

Portfolio turnover rate (7)	35%	40%	37%	26	%(5)

(1)	Inception date of September 15, 2017.
(2)	Calculated based on average shares outstanding during the year/period.
(3)

Net realized and unrealized gain (loss) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gain (loss) in the Statement of Operations due to share transactions for the period.

(4)	Represents less than $0.005.
(5)	Not annualized.
(6)	Annualized.
(7)	Excludes the impact of in-kind transactions.

The accompanying notes are an integral part of these financial statements.

Financial Highlights (Continued)

For a capital share outstanding throughout the year/period

Nationwide Risk-Managed Income ETF

	Year Ended August 31, 2021		Period Ended August 31, 2020(1)
Net asset value, beginning of year/period	$28.13		$25.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (2)	0.02		0.05
Net realized and unrealized gain (loss) on investments (3)	2.59		4.61
Total from investment operations	2.61		4.66

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(0.02)		(0.04)
Tax return of capital to shareholders	(2.11)		(1.49)
Total distributions to shareholders	(2.13)		(1.53)

Net asset value, end of year/period	$28.61		$28.13

Total return	9.61	%(5)	19.72	%(4)(5)

SUPPLEMENTAL DATA:
Net assets at end of year/period (000’s)	$582,300		$128,008

RATIOS TO AVERAGE NET ASSETS:
Expenses to average net assets	0.68%		0.68	%(6)
Net investment income to average net assets	0.07%		0.25	%(6)

Portfolio turnover rate (7)	10%		11	%(4)

(1)	Inception date of December 19, 2019.
(2)	Calculated based on average shares outstanding during the year/period.
(3)

Net realized and unrealized gain (loss) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gain (loss) in the Statement of Operations due to share transactions for the period.

(4)	Not annualized.
(5)

The return reflects the actual performance for the period and does not include the impact of adjustments made in accordance with generally accepted accounting principles in the United States of America (“U.S. GAAP”). Had the adjustments been included, the total return for the periods ended August 31, 2021 and 2020 would have been 9.96% and 19.33%, respectively.

(6)	Annualized.
(7)	Excludes the impact of in-kind transactions.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

August 31, 2021

NOTE 1 – ORGANIZATION

Nationwide Risk-Based U.S. Equity ETF, Nationwide Risk-Based International Equity ETF and Nationwide Maximum Diversification U.S. Core Equity ETF are diversified series and Nationwide Risk-Managed Income ETF is a non-diversified series (individually each a “Fund” or collectively the “Funds”) of ETF Series Solutions (“ESS” or the “Trust”), an open-end management investment company consisting of multiple investment series, organized as a Delaware statutory trust on February 9, 2012. The Trust is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and the offering of the Funds’ shares is registered under the Securities Act of 1933, as amended (the “Securities Act”). The investment objective of the Nationwide Risk-Based U.S. Equity ETF is to track the performance of the Rothschild & Co Risk-Based US IndexSM. The investment objective of the Nationwide Risk-Based International Equity ETF is to track the performance of the Rothschild & Co Risk-Based International IndexSM. The investment objective of the Nationwide Maximum Diversification U.S. Core Equity ETF is to track the performance of the TOBAM Maximum Diversification® USA Index. The investment objective of the Nationwide Risk-Managed Income ETF is to seek current income with downside protection. The inception date for the Nationwide Risk-Based U.S. Equity ETF, Nationwide Risk-Based International Equity ETF and Nationwide Maximum Diversification U.S. Core Equity ETF (“Index ETFs”) is September 15, 2017. The inception date for the Nationwide Risk-Managed Income ETF is December 19, 2019.

The end of the reporting period for the Funds is August 31, 2021, and the period covered by these Notes to Financial Statements is the fiscal year ended August 31, 2021 (the “current fiscal period”).

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services-Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with U.S. GAAP.

A.

Security Valuation. All equity securities, including domestic and foreign common stocks, preferred stocks and exchange traded funds that are traded on a national securities exchange, except those listed on the Nasdaq Global Market®, Nasdaq Global Select Market® and the Nasdaq Capital Market® exchanges (collectively, “Nasdaq”) are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on Nasdaq will be valued at the Nasdaq Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or Nasdaq security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. Prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate, which approximates fair value.

Investments in mutual funds, including money market funds, are valued at their net asset value (“NAV”) per share.

Debt securities, including short-term debt instruments, are valued in accordance with prices provided by a pricing service. Pricing services may use various valuation methodologies such as the mean between the bid and asked prices, matrix pricing and other analytical pricing models as well as market transactions and dealer quotations.

Exchange traded options are valued at the composite mean price, which calculates the mean of the highest bid price and lowest asked price across the exchanges where the option is principally traded. On the last trading day prior to expiration, expiring options will be priced at intrinsic value. The Trust’s valuation committee may also use other valuation methods in certain instances.

Units of Mount Vernon Liquid Assets Portfolio, LLC are not traded on an exchange and are valued at the investment company’s NAV per share as provided by the underlying fund’s administrator. These shares are generally classified as Level 2 Investments.

Notes to Financial Statements (Continued)

August 31, 2021

Securities for which quotations are not readily available are valued at their respective fair values in accordance with pricing procedures adopted by the Funds’ Board of Trustees (the “Board”). When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board. The use of fair value pricing by the Funds may cause the NAV of their shares to differ significantly from the NAV that would be calculated without regard to such considerations.

As described above, the Funds utilize various methods to measure the fair value of their investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuations methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Funds’ investments as of the end of the current fiscal period:

Nationwide Risk-Based U.S. Equity ETF

Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$129,207,327	$—	$—	$129,207,327
Short-Term Investments	196,342	—	—	196,342
Investments Purchased with Proceeds from Securities Lending	—	18,887,845	—	18,887,845
Total Investments in Securities, at value	$129,403,669	$18,887,845	$—	$148,291,514

Nationwide Risk-Based International Equity ETF

Assets*	Level 1	Level 2	Level 3	Total
Common Stocks	$134,030,160	$—	$—	$134,030,160
Short-Term Investments	192,800	—	—	192,800
Investments Purchased with Proceeds from Securities Lending	—	4,924,834	—	4,924,834
Total Investments in Securities, at value	$134,222,960	$4,924,834	$—	$139,147,794

Notes to Financial Statements (Continued)

August 31, 2021

Nationwide Maximum Diversification U.S. Core Equity ETF

Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$120,607,403	$—	$—	$120,607,403
Short-Term Investments	142,422	—	—	142,422
Investments Purchased with Proceeds from Securities Lending	—	29,094,505	—	29,094,505
Total Investments in Securities, at value	$120,749,825	$29,094,505	$—	$149,844,330

Nationwide Risk-Managed Income ETF

Assets#	Level 1	Level 2	Level 3	Total
Common Stocks	$580,013,939	$—	$—	$580,013,939
Purchased Options	—	814,680	—	814,680
Short-Term Investments	1,430,855	—	—	1,430,855
Total Investments in Securities, at value	$581,444,794	$814,680	$—	$582,259,474

^	See Schedule of Investments for breakout of investments by sector classification.
*	See Schedule of Investments for breakout of investments by country and sector classifications.
#	See Schedule of Investments for breakout of investments by sector classification and contract type.

During the current fiscal period, the Funds did not recognize any transfers to or from Level 3.

B.

Foreign Currency. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments and currency gains or losses realized between the trade and settlement dates on securities transactions from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. The Funds report net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign currency transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

C.

Federal Income Taxes. The Funds’ policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their net investment income and net capital gains to shareholders. Therefore, no federal income tax provision is required. Each Fund plans to file U.S. Federal and various state and local tax returns.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions.

Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expenses in the Statements of Operations. During the current fiscal period, the Funds did not incur any interest or penalties.

D.

Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual

Notes to Financial Statements (Continued)

August 31, 2021

basis. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable tax rules and regulations.

Distributions received from the Funds’ investments in real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain, or a return of capital. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, the Funds must use estimates in reporting the character of their income and distributions received during the current calendar year for financial statement purposes. The actual character of distributions to the Funds’ shareholders will be reflected on the Form 1099 received by shareholders after the end of the calendar year. Due to the nature of REIT investments, a portion of the distributions received by the Funds’ shareholders may represent a return of capital.

E.

Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains on securities are declared and paid on an annual basis for Nationwide Risk-Based U.S. Equity ETF, Nationwide Risk-Based International Equity ETF and Nationwide Maximum Diversification U.S. Core Equity ETF. Distributions to shareholders from net investment income are declared and paid monthly by Nationwide Risk-Managed Income ETF and realized gains on securities are declared and paid by the Fund on an annual basis. Distributions are recorded on the ex-dividend date.

F.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

G.

Share Valuation. The NAV per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of outstanding shares for each Fund, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the New York Stock Exchange, Inc. (“NYSE”) is closed for trading. The offering and redemption price per share of each Fund is equal to each Fund’s NAV per share.

H.

Guarantees and Indemnifications. In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

I.

Reclassification of Capital Accounts. U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share and are primarily due to differing book and tax treatments for in-kind transactions. For the fiscal year ended August 31, 2021, the following table shows the reclassifications made:

	Distributable Earnings (Accumulated Deficit)	Paid-In Capital
Nationwide Risk-Based U.S. Equity ETF	$(21,477,156)	$21,477,156
Nationwide Risk-Based International Equity ETF	(8,539,996)	8,539,996
Nationwide Maximum Diversification U.S. Core Equity ETF	(8,117,220)	8,117,220
Nationwide Risk-Managed Income ETF	(7,715,699)	7,715,699

Notes to Financial Statements (Continued)

August 31, 2021

During the fiscal year ended August 31, 2021, the Funds realized the following net capital gains resulting from in-kind redemptions, in which shareholders exchanged Fund shares for securities held by the Funds rather than for cash. Because such gains are not taxable to the Funds, and are not distributed to shareholders, they have been reclassified from distributable earnings (accumulated deficit) to paid-in capital.

Nationwide Risk-Based U.S. Equity ETF	$21,477,156
Nationwide Risk-Based International Equity ETF	8,539,996
Nationwide Maximum Diversification U.S. Core Equity ETF	8,117,220
Nationwide Risk-Managed Income ETF	7,715,699

J.

Subsequent Events. In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. There were no events or transactions that occurred during the period subsequent to the end of the current fiscal period that materially impacted the amounts or disclosures in the Funds’ financial statements.

K.

Regulatory Updates. In October 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 will impose limits on the amount of derivatives a Fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and require funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. Funds will be required to comply with Rule 18f-4 by August 19, 2022. It is not currently clear what impact, if any, Rule 18f-4 will have on the availability, liquidity or performance of derivatives. Management is currently evaluating the potential impact of Rule 18f-4 on the Funds. When fully implemented, Rule 18f-4 may require changes in how a Fund uses derivatives, adversely affect the Fund’s performance and increase costs related to the Fund’s use of derivatives.

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Funds will be required to comply with the rules by September 8, 2022. Management is currently assessing the potential impact of the new rules on the Funds’ financial statements.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Nationwide Fund Advisors (“NFA” or the “Adviser”) serves as the investment adviser to the Funds. Pursuant to an Investment Advisory Agreement (“Advisory Agreement”) between the Trust, on behalf of the Funds, and the Adviser, the Adviser provides investment advice to the Funds and oversees the day-to-day operations of the Funds, subject to the direction and control of the Board and the officers of the Trust. Under the Advisory Agreement, the Adviser is responsible for arranging, in consultation with each Fund’s respective sub-adviser: transfer agency, custody, fund administration and accounting, and all other related services necessary for the Funds to operate. Vident Investment Advisory, LLC serves as the sub-adviser for the Nationwide Risk-Based U.S. Equity ETF, Nationwide Risk-Based International Equity ETF and Nationwide Maximum Diversification U.S. Core Equity ETF and Harvest Volatility Management, LLC serves as the sub-adviser for Nationwide Risk-Managed Income ETF (each, respectively, the “Sub-Adviser”). Under the Advisory Agreement, the Adviser has agreed to pay all expenses of the Funds, except for: the fee paid to the Adviser pursuant to the Advisory Agreement, interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses and distribution (12b-1) fees and expenses. For services provided to the Funds, Nationwide Risk-Based U.S. Equity ETF pays the Adviser 0.30%, Nationwide Risk-Based International Equity ETF pays the Adviser 0.42%, Nationwide Maximum Diversification U.S. Core Equity ETF pays the Adviser

Notes to Financial Statements (Continued)

August 31, 2021

0.34% and Nationwide Risk-Managed Income ETF pays the Adviser 0.68%, at an annual rate based on each Fund’s average daily net assets.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services” or “Administrator”) acts as the Funds’ Administrator and, in that capacity, performs various administrative and accounting services for the Funds. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds, including regulatory compliance monitoring and financial reporting; prepares reports and materials to be supplied to the Board; and monitors the activities of the Funds’ Custodian, transfer agent and accountant. Fund Services also serves as the transfer agent and fund accountant to the Funds. U.S. Bank N.A. (the “Custodian”), an affiliate of Fund Services, serves as the Funds’ Custodian.

The Custodian and Bank of New York Mellon (“BNY” or the “Sub-Custodian”) act as the securities lending agents (the “Securities Lending Agents”) for the Nationwide Risk-Based International Equity ETF. The Custodian acts as the securities lending agent for the Nationwide Risk-Based U.S. Equity ETF and the Nationwide Maximum Diversification U.S. Core Equity ETF. Nationwide Risk-Managed Income ETF is not a party to either securities lending agreement, therefore did not participate.

A Trustee and all officers of the Trust are affiliated with the Administrator and Custodian.

NOTE 4 – SECURITIES LENDING

The Funds may lend up to 33⅓% of the value of the securities in their portfolios to brokers, dealers and financial institutions (but not individuals) under terms of participation in a securities lending program administered by the securities lending agents. The securities lending agreements require that loans are collateralized at all times in an amount equal to at least 102% of the value of any domestic loaned securities at the time of the loan plus accrued interest. The use of loans of foreign securities, which are denominated and payable in U.S. dollars, shall be collateralized in an amount equal to 105% of the value of any loaned securities at the time of the loan plus accrued interest. The Funds receive compensation in the form of fees and earn interest on the non-cash and cash collateral. The amount of fees depends on a number of factors including the type of security and length of the loan. The Funds continue to receive interest payments or dividends on the securities loaned during the borrowing period. Gain or loss in the value of securities loaned that may occur during the term of the loan will be for the account of the Funds. The Funds have the right under the terms of the securities lending agreements to recall the securities from the borrower on demand.

The securities lending agreements provide that, in the event of a borrower’s material default, the securities lending agent shall take all actions the securities lending agent deems appropriate to liquidate the collateral, purchase replacement securities at the securities lending agent’s expense, or pay the Fund an amount equal to the market value of the loaned securities, subject to certain limitations which are set forth in detail in the securities lending agreements between the Funds and the securities lending agents.

As of the end of the current fiscal period, the Nationwide Risk-Based International Equity ETF, the Nationwide Risk-Based U.S. Equity ETF and the Nationwide Maximum Diversification U.S. Core Equity ETF had loaned securities that were collateralized by cash equivalents. The cash collateral is invested by the Securities Lending Agents in accordance with approved investment guidelines. Those guidelines require the cash collateral to be invested in readily marketable, high quality, short-term obligations; however, such investments are subject to risk of payment delays or default on the part of the issuer or counterparty or otherwise may not generate sufficient interest to support the costs associated with securities lending. The Funds could also experience delays in recovering their securities and possible loss of income or value if the borrower fails to return the borrowed securities, although the Funds are indemnified from this risk by contract with the Securities Lending Agents.

Notes to Financial Statements (Continued)

August 31, 2021

As of the end of the current fiscal period, the values of the securities on loan and payable for collateral due to the Securities Lending Agents were as follows:

Fund	Value of Securities on Loan	Payable for Collateral Received
Nationwide Risk-Based U.S. Equity ETF	$18,599,101	$18,887,845	*
Nationwide Risk-Based International Equity ETF	4,682,031	4,924,834	*^
Nationwide Maximum Diversification U.S. Core Equity ETF	28,705,291	29,094,505	*
Nationwide Risk-Managed Income ETF	—	—

*

The cash collateral received was invested in the Mount Vernon Liquid Assets Portfolio, LLC as shown on the Schedules of Investments, a short-term investment portfolio with an overnight and continuous maturity. The investment objective is to seek to maximize current income to the extent consistent with the preservation of capital and liquidity and maintain a stable NAV of $1.00 per unit.

^	The cash collateral received was invested in repurchase agreements collateralized by various U.S. government obligations, short-term investments with an overnight and continuous maturity.

The Nationwide Risk-Based International Equity ETF receives cash and non-cash collateral in return for securities loaned as part of the securities lending program. The cash collateral is invested in various repurchase agreements with selected commercial banks and broker-dealers, under which the Fund acquires U.S. government obligations as collateral subject to an obligation of the counterparty to repurchase and the Fund to resell the securities at an agreed upon time and price. The Fund, through the Sub-Custodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Fund requires the Sub-Custodian to take possession of all securities held as collateral for repurchase agreements. The Fund and the counterparties are permitted to sell, re-pledge, or use the collateral associated with the transaction and it is the Fund’s policy that the fair value of the collateral be at least equal to 102% of the repurchase price. The value of the related collateral that the Fund received for repurchase agreements exceeded the value of the repurchase agreements at the end of the current fiscal period. The Schedule of Investments for the Fund includes investments purchased with particular cash collateral holdings as of the end of the reporting period. There was no non-cash collateral received by the Nationwide Risk-Based International Equity ETF at the end of the current fiscal period.

The interest income earned by the Funds on non-cash collateral and investments of cash collateral received from borrowers for the securities loaned to them (“Securities Lending Income”) is reflected in the Funds’ Statements of Operations. Fees and interest income earned on collateral investments and recognized by the Funds during the current fiscal period were as follows:

Fund	Fees and Interest Earned
Nationwide Risk-Based U.S. Equity ETF	$12,679
Nationwide Risk-Based International Equity ETF	5,662
Nationwide Maximum Diversification U.S. Core Equity ETF	15,338
Nationwide Risk-Managed Income ETF	—

Due to the absence of a master netting agreement related to the Funds’ participation in securities lending, no offsetting disclosures have been made on behalf of the Funds.

Notes to Financial Statements (Continued)

August 31, 2021

NOTE 5 – PURCHASES AND SALES OF SECURITIES

During the current fiscal period, purchases and sales of securities by the Funds, excluding short-term securities, options, and in-kind transactions were as follows:

Fund	Purchases	Sales
Nationwide Risk-Based U.S. Equity ETF	$66,079,046	$65,703,595
Nationwide Risk-Based International Equity ETF	80,363,865	78,699,553
Nationwide Maximum Diversification U.S. Core Equity ETF	38,074,845	38,776,851
Nationwide Risk-Managed Income ETF	25,792,627	87,094,138

During the current fiscal period, there were no purchases or sales of U.S. Government securities.

During the current fiscal period, the in-kind security transactions associated with creations and redemptions were as follows:

Fund	In-Kind Purchases	In-Kind Sales
Nationwide Risk-Based U.S. Equity ETF	$78,288,691	$81,307,499
Nationwide Risk-Based International Equity ETF	45,204,176	41,116,618
Nationwide Maximum Diversification U.S. Core Equity ETF	16,360,583	20,117,837
Nationwide Risk-Managed Income ETF	463,562,308	27,280,204

NOTE 6 – ADDITIONAL DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS

The following disclosures provide information on the Funds’ use of derivatives. The location and value of these instruments on the Statements of Assets and Liabilities and the realized gains and losses and changes in unrealized appreciation and depreciation on the Statements of Operations are included in the following tables.

Options Contracts. Nationwide Risk-Managed Income ETF may purchase call and put options. The Fund may also write options. When the Fund purchases a call or put option, an amount equal to the premium paid is included in the Statement of Assets and Liabilities as an investment and is subsequently adjusted to reflect the value of the option. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If the Fund exercises a call option, the cost of the security acquired is increased by the premium paid for the call. If the Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid. The risk associated with purchasing options is limited to the loss of the premium paid.

A written (sold) call option gives the seller the obligation to sell shares of the underlying asset at a specified price (“strike price”) at a specified date (“expiration date”). The writer (seller) of the call option receives an amount (premium) for writing (selling) the option. In the event the underlying asset appreciates above the strike price as of the expiration date, the writer (seller) of the call option will have to pay the difference between the value of the underlying asset and the strike price (which loss is offset by the premium initially received), and in the event the underlying asset declines in value, the call option may end up worthless and the writer (seller) of the call option retains the premium. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from written options. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

Notes to Financial Statements (Continued)

August 31, 2021

The average monthly volume of derivative activity during the current fiscal period was as follows:

	Average Monthly Value
Fund	Purchased Options	Written Options
Nationwide Risk-Managed Income ETF	$1,898,073	$(2,819,742)

The effect of derivative instruments on the Statements of Assets and Liabilities for the current fiscal period is as follows:

		Asset Derivatives*
Fund	Derivatives Not Accounted for as Hedging Instruments	Location	Value
Nationwide Risk-Managed Income ETF	Equity Contracts - Purchased Options	Investments in securities, at value	$814,680

The effect of derivative instruments on the Statements of Operations for the current fiscal period is as follows:

Fund	Derivatives Not Accounted for as Hedging Instruments	Net Realized Gain (Loss)		Change in Unrealized Appreciation (Depreciation)
Nationwide Risk-Managed Income ETF	Equity Contracts - Purchased Options	$(24,214,169	)*	$(3,085,675	)**
Nationwide Risk-Managed Income ETF	Equity Contracts - Written Options	(17,738,573)		—

*	Included in net realized gain (loss) on investments as reported in the Statements of Operations.
**	Included in net change in unrealized appreciation (depreciation) on investments as reported in the Statements of Operations.

NOTE 7 – INCOME TAX INFORMATION

The components of tax basis cost of investments and distributable earnings (accumulated deficit) for federal income tax purposes at August 31, 2021, was as follows:

	Nationwide Risk-Based U.S. Equity ETF	Nationwide Risk-Based International Equity ETF	Nationwide Maximum Diversification U.S. Core Equity ETF	Nationwide Risk-Managed Income ETF
Tax cost of investments	$133,245,702	$126,559,508	$119,267,749	$488,379,911
Gross tax unrealized appreciation	$17,774,262	$18,053,885	$35,745,648	$106,168,381
Gross tax unrealized depreciation	(2,728,450)	(5,464,809)	(5,169,067)	(12,288,818)
Net tax unrealized appreciation (depreciation)	15,045,812	12,589,076	30,576,581	93,879,563
Undistributed ordinary income	824,473	2,255,483	748,114	—
Undistributed long-term capital gains	—	—	—	—
Other accumulated gain (loss)	(4,129,157)	(13,350,920)	(2,223,143)	(61,470,498)
Distributed earnings (accumulated deficit)	$11,741,128	$1,493,639	$29,101,552	$32,409,065

The difference between book and tax-basis cost is due primarily to timing differences in recognizing wash sale losses in security transactions, tax treatment of certain derivatives and tax treatment of passive foreign investment companies.

A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital and ordinary losses which occur during the portion of the Funds’ taxable year subsequent to October 31 and

Notes to Financial Statements (Continued)

August 31, 2021

December 31, respectively. For the taxable year ended August 31, 2021, the Funds did not elect to defer any post-October capital losses or late-year ordinary losses.

As of August 31, 2021, the Funds had the following capital loss carryforward available for federal income tax purposes, with an indefinite expiration:

	Short-Term	Long-Term
Nationwide Risk-Based U.S. Equity ETF	$2,234,945	$1,894,212
Nationwide Risk-Based International Equity ETF	5,880,909	7,479,330
Nationwide Maximum Diversification U.S. Core Equity ETF	—	2,223,143
Nationwide Risk-Managed Income ETF	23,878,496	37,592,002

During the current fiscal period, the Funds utilized the following capital loss carryforward that was available as of August 31, 2020:

	Short-Term	Long-Term
Nationwide Risk-Based U.S. Equity ETF	$5,475,158	$1,776,109
Nationwide Risk-Based International Equity ETF	4,109,797	1,135,199
Nationwide Maximum Diversification U.S. Core Equity ETF	3,002,082	2,089,610
Nationwide Risk-Managed Income ETF	—	—

The tax character of distributions declared by the Funds during the year ended August 31, 2021 and year/period ended August 31, 2020 was as follows:

	Year Ended August 31, 2021
Fund	Ordinary Income	Long Term Capital Gain	Return of Capital
Nationwide Risk-Based U.S. Equity ETF	$1,476,799	$—	$—
Nationwide Risk-Based International Equity ETF	2,149,338	—	—
Nationwide Maximum Diversification U.S. Core Equity ETF	1,901,945	—	—
Nationwide Risk-Managed Income ETF	189,278	—	20,717,538

	Year/Period Ended August 31, 2020
Fund	Ordinary Income	Long Term Capital Gain	Return of Capital
Nationwide Risk-Based U.S. Equity ETF	$2,223,675	$—	$—
Nationwide Risk-Based International Equity ETF	3,226,899	—	—
Nationwide Maximum Diversification U.S. Core Equity ETF	1,874,283	—	—
Nationwide Risk-Managed Income ETF	87,560	—	3,039,555

NOTE 8 – SHARE TRANSACTIONS

Shares of the Funds are listed and traded on New York Stock Exchange Arca, Inc. (“NYSE Arca”). Market prices for the shares may be different from their NAV. Nationwide Risk-Based U.S. Equity ETF, Nationwide Risk-Based International Equity ETF and Nationwide Maximum Diversification U.S. Core Equity ETF issue and redeem shares on a continuous basis at NAV generally in blocks of 25,000 shares. Nationwide Risk-Managed Income ETF issues and redeems shares on a continuous basis at NAV generally in blocks of 50,000 shares. The general blocks of shares issued or redeemed are called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, shares generally trade in the secondary market at market prices that change throughout the day. Except when aggregated in Creation Units, shares are not redeemable securities of a Fund. Creation Units may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have

Notes to Financial Statements (Continued)

August 31, 2021

executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem shares directly from the Funds. Rather, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

The Funds each currently offer one class of shares, which has no front-end sales load, no deferred sales charge, and no redemption fee. A fixed transaction fee is imposed for the transfer and other transaction costs associated with the purchase or sale of Creation Units. The standard fixed transaction fee for Nationwide Risk-Based U.S. Equity ETF, Nationwide Maximum Diversification U.S. Core Equity ETF and Nationwide Risk-Managed Income ETF is $500, payable to the Custodian. The standard fixed transaction fee for Nationwide Risk-Based International Equity ETF is $4,000, payable to the Custodian. The fixed transaction fee may be waived on certain orders if the Funds’ Custodian has determined to waive some or all of the costs associated with the order, or another party, such as the Adviser, has agreed to pay such fee. In addition, a variable fee may be charged on all cash transactions or substitutes for Creation Units of up to a maximum of 2% as a percentage of the value of the Creation Units subject to the transaction. Variable fees are imposed to compensate the Funds for the transaction costs associated with the cash transactions. Variable fees received by each Fund, if any, are displayed in the Capital Shares Transactions section of each Statement of Changes in Net Assets. The Funds may issue an unlimited number of shares of beneficial interest, with no par value. Shares of the Funds have equal rights and privileges.

NOTE 9 – RISKS

COVID-19 Risk. The recent global outbreak of COVID-19 has disrupted economic markets and the prolonged economic impact is uncertain. The operational and financial performance of the issuers of securities in which the Funds invest depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn impact the value of the Funds’ investments.

Derivatives Risk (Risk-Managed Fund only). The Fund invests in options that derive their performance from the performance of an underlying reference asset. Derivatives, such as the options in which the Fund invests, can be volatile and involve various types and degrees of risks, depending upon the characteristics of a particular derivative. Derivatives may have investment exposures that are greater than their cost would suggest, meaning that a small investment in a derivative could have a substantial impact on the performance of the Fund. The Fund could experience a loss if its derivatives do not perform as anticipated, the derivatives are not correlated with the performance of their reference asset, or if the Fund is unable to purchase or liquidate a position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid, and unpredictable changes in the prices for derivatives.

Foreign Securities Risk (International Fund only). Investments in non-U.S. securities involve certain risks that may not be present with investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to foreign currency fluctuations or to political or economic instability. Investments in non-U.S. securities also may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. These and other factors can make investments in the International Fund more volatile and potentially less liquid than other types of investments.

Sector Risk. To the extent the Funds invest more heavily in particular sectors of the economy, their performance will be especially sensitive to developments that significantly affect those sectors.

Notes to Financial Statements (Continued)

August 31, 2021

NOTE 10 – BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of a fund creates a presumption of control of a fund, under section 2(a)(9) of the Investment Company Act of 1940. As of the end of the current fiscal period, ownership by affiliated funds and the parent company of the Adviser was as follows:

Fund	Shares Owned	Percentage of Total Shares Outstanding
Nationwide Risk-Based U.S. Equity ETF	3,203,800	99.34%
Nationwide Risk-Based International Equity ETF	4,536,600	98.09%
Nationwide Maximum Diversification U.S. Core Equity ETF	2,757,016	95.90%

Report of Independent Registered Public Accounting Firm

To the Shareholders of Nationwide ETFs and
Board of Trustees of ETF Series Solutions

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Nationwide Risk-Based U.S. Equity ETF, Nationwide Risk-Based International Equity ETF, Nationwide Maximum Diversification U.S. Core Equity ETF, and Nationwide Risk-Managed Income ETF (the “Funds”), each a series of ETF Series Solutions, as of August 31, 2021, the related statements of operations, the statements of changes in net assets, the related notes, and the financial highlights for each of the periods indicated below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2021, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods indicated below in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
Nationwide Risk-Based U.S. Equity ETF, Nationwide Risk-Based International Equity ETF, and Nationwide Maximum Diversification U.S. Core Equity ETF	For the year ended August 31, 2021	For the years ended August 31, 2021 and 2020	For the years ended August 31, 2021, 2020 and 2019 and for the period from September 15, 2017 (commencement of operations) through August 31, 2018
Nationwide Risk-Managed Income ETF	For the year ended August 31, 2021	For the year ended August 31, 2021 and for the period from December 19, 2019 (commencement of operations) through August 31, 2020

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2017.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
October 15, 2021

Trustees and Officers (Unaudited)

Additional information about each Trustee of the Trust is set forth below. The address of each Trustee of the Trust is c/o U.S. Bank Global Fund Services, 615 E. Michigan Street, Milwaukee, WI 53202.

Name and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
Leonard M. Rush, CPA Born: 1946	Lead Independent Trustee and Audit Committee Chairman	Indefinite term; since 2012	Retired; formerly Chief Financial Officer, Robert W. Baird & Co. Incorporated (wealth management firm) (2000–2011).	51	Independent Trustee, Managed Portfolio Series (33 portfolios) (since 2011).
David A. Massart Born: 1967	Trustee	Indefinite term; since 2012	Co-Founder, President, and Chief Investment Strategist, Next Generation Wealth Management, Inc. (since 2005).	51	Independent Trustee, Managed Portfolio Series (33 portfolios) (since 2011).
Janet D. Olsen Born: 1956	Trustee	Indefinite term; since 2018	Retired; formerly Managing Director and General Counsel, Artisan Partners Limited Partnership (investment adviser) (2000–2013); Executive Vice President and General Counsel, Artisan Partners Asset Management Inc. (2012–2013); Vice President and General Counsel, Artisan Funds, Inc. (investment company) (2001–2012).	51	Independent Trustee, PPM Funds (3 portfolios) (since 2018).
Interested Trustee
Michael A. Castino Born: 1967	Trustee and Chairman	Indefinite term; Trustee since 2014; Chairman since 2013	Senior Vice President, U.S. Bancorp Fund Services, LLC (since 2013); Managing Director of Index Services, Zacks Investment Management (2011–2013).	51	None

Trustees and Officers (Unaudited) (Continued)

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Principal Officers of the Trust
Kristina R. Nelson Born: 1982	President	Indefinite term; since 2019	Senior Vice President, U.S. Bancorp Fund Services, LLC (since 2020); Vice President, U.S. Bancorp Fund Services, LLC (2014–2020).
Michael D. Barolsky Born: 1981	Vice President and Secretary	Indefinite term; since 2014 (other roles since 2013)	Senior Vice President, U.S. Bancorp Fund Services, LLC (since 2019); Vice President, U.S. Bancorp Fund Services, LLC (2012-2019); Associate, Thompson Hine LLP (law firm) (2008–2012).
Elizabeth B. Scalf Born: 1985	Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite term; since 2021	Senior Vice President, U.S. Bancorp Fund Services, LLC (since 2017); Vice President and Assistant CCO, Heartland Advisors, Inc. (2016–2017); Vice President and CCO, Heartland Group, Inc. (2016).
Kristen M. Weitzel, CPA Born: 1977	Treasurer	Indefinite term; since 2014 (other roles since 2013)	Vice President, U.S. Bancorp Fund Services, LLC (since 2015); Assistant Vice President, U.S. Bancorp Fund Services, LLC (2011–2015); Manager, PricewaterhouseCoopers LLP (accounting firm) (2005–2011).
Jessica L. Vorbeck Born: 1984	Assistant Treasurer	Indefinite term; since 2020	Officer, U.S. Bancorp Fund Services, LLC (since 2018, 2014-2017).
Elizabeth A. Winske Born: 1983	Assistant Treasurer	Indefinite term; since 2017	Vice President, U.S. Bancorp Fund Services, LLC (since 2020); Assistant Vice President, U.S. Bancorp Fund Services, LLC (2016–2020).
Jason E. Shlensky Born: 1987	Assistant Treasurer	Indefinite term; since 2019	Assistant Vice President, U.S. Bancorp Fund Services, LLC (since 2019); Officer, U.S. Bancorp Fund Services, LLC (2014–2019).
Isabella K. Zoller Born: 1994	Assistant Secretary	Indefinite term; since 2020

Assistant Vice President, U.S. Bancorp Fund Services, LLC (since 2021), Regulatory Administration Attorney, U.S. Bancorp Fund Services, LLC (since 2019), Regulatory Administration Intern, U.S. Bancorp Fund Services, LLC (2018-2019) and Law Student (2016-2019).

Cynthia L. Andrae Born: 1971	Deputy Chief Compliance Officer	Indefinite term; Since 2021	Vice President, U.S. Bancorp Fund Services, LLC (since 2019); Compliance Officer, U.S. Bancorp Fund Services, LLC (2015-2019).

The Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available without charge, upon request, by calling toll free at (800) 617-0004, or by accessing the SEC’s website at www.sec.gov, or by accessing the Funds’ website at www.etf.nationwide.com.

Expense Examples

For the Six-Months Ended August 31, 2021 (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds. The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period as indicated in the following Expense Example tables.

Actual Expenses

The first line of the table provides information about actual account values based on actual returns and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

Nationwide Risk-Based U.S. Equity ETF

	Beginning Account Value March 1, 2021	Ending Account Value August 31, 2021	Expenses Paid During the Period(1)
Actual	$1,000.00	$ 1,153.60	$1.63
Hypothetical (5% annual return before expenses)	$1,000.00	$ 1,023.69	$1.53

(1)

The dollar amounts shown as expenses paid during the period are equal to the annualized expense ratio, 0.30%, multiplied by the average account value during the six-month period, multiplied by 184/365, to reflect the one-half year period.

Nationwide Risk-Based International Equity ETF

	Beginning Account Value March 1, 2021	Ending Account Value August 31, 2021	Expenses Paid During the Period(2)
Actual	$1,000.00	$ 1,104.00	$2.23
Hypothetical (5% annual return before expenses)	$1,000.00	$ 1,023.09	$2.14

(2)

The dollar amounts shown as expenses paid during the period are equal to the annualized expense ratio, 0.42%, multiplied by the average account value during the six-month period, multiplied by 184/365, to reflect the one-half year period.

Expense Examples (Continued)

For the Six-Months Ended August 31, 2021 (Unaudited)

Nationwide Maximum Diversification U.S. Core Equity ETF

	Beginning Account Value March 1, 2021	Ending Account Value August 31, 2021	Expenses Paid During the Period(3)
Actual	$1,000.00	$ 1,111.50	$1.81
Hypothetical (5% annual return before expenses)	$1,000.00	$ 1,023.49	$1.73

(3)

The dollar amounts shown as expenses paid during the period are equal to the annualized expense ratio, 0.34%, multiplied by the average account value during the six-month period, multiplied by 184/365, to reflect the one-half year period.

Nationwide Risk-Managed Income ETF

	Beginning Account Value March 1, 2021	Ending Account Value August 31, 2021	Expenses Paid During the Period(4)
Actual	$1,000.00	$ 1,088.70	$3.58
Hypothetical (5% annual return before expenses)	$1,000.00	$ 1,021.78	$3.47

(4)

The dollar amounts shown as expenses paid during the period are equal to the annualized expense ratio, 0.68%, multiplied by the average account value during the six-month period, multiplied by 184/365, to reflect the one-half year period.

Review of Liquidity Risk Management Program (Unaudited)

Pursuant to Rule 22e-4 under the Investment Company Act of 1940, the Trust, on behalf of the series of the Trust covered by this shareholder report (the “Series”), has adopted a liquidity risk management program to govern the Trust’s approach to managing liquidity risk. Rule 22e-4 seeks to promote effective liquidity risk management, thereby reducing the risk that a fund will be unable to meet its redemption obligations and mitigating dilution of the interests of fund shareholders. The Trust’s liquidity risk management program is tailored to reflect the Series’ particular risks, but not to eliminate all adverse impacts of liquidity risk, which would be incompatible with the nature of such Series.

The investment adviser to the Series has adopted and implemented its own written liquidity risk management program (the “Program”) tailored specifically to assess and manage the liquidity risk of the Series.

At a recent meeting of the Board of Trustees of the Trust, the Trustees received a report pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the period ended December 31, 2020. The report concluded that the Program is reasonably designed to assess and manage the Series’ liquidity risk and has operated adequately and effectively to manage such risk. The report reflected that there were no liquidity events that impacted the Series’ ability to timely meet redemptions without dilution to existing shareholders. The report further noted that no material changes have been made to the Program since its implementation.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the prospectus for more information regarding the Series’ exposure to liquidity risk and other principal risks to which an investment in the Series may be subject.

Approval of Advisory Agreements and Board Considerations (Unaudited)

Nationwide Risk-Based U.S. Equity ETF
Nationwide Risk-Based International Equity ETF
Nationwide Maximum Diversification U.S. Core Equity ETF
Nationwide Risk-Managed Income ETF

APPROVAL OF ADVISORY AGREEMENTS AND BOARD CONSIDERATIONS

Pursuant to Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), at a meeting held on July 21-22, 2021 (the “Meeting”), the Board of Trustees (the “Board”) of ETF Series Solutions (the “Trust”) considered the approval of the continuation of the Investment Advisory Agreement (the “Advisory Agreement”) between Nationwide Fund Advisors (the “Adviser”) and the Trust, on behalf of the Nationwide Risk-Based U.S. Equity ETF, the Nationwide Risk-Based International Equity ETF, the Nationwide Maximum Diversification U.S. Core Equity ETF, and the Nationwide Risk-Managed Income ETF (each, a “Fund,” and collectively, the “Funds”). The Board also considered the approval of the continuation of the Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement”) (together, the “Agreements”) between Harvest Volatility Management, LLC (the “Sub-Adviser”), the Adviser, and the Trust, on behalf of the Nationwide Risk-Managed Income ETF.

Prior to the Meeting, the Board, including the Trustees who are not parties to the Agreements or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), reviewed written materials from the Adviser and the Sub-Adviser (the “Materials”) regarding, among other things: (i) the nature, extent, and quality of the services provided by the Adviser and Sub-Adviser; (ii) the historical performance of each Fund; (iii) the cost of the services provided and the profits realized by the Adviser and Sub-Adviser from services rendered to each applicable Fund; (iv) comparative fee and expense data for each Fund and other investment companies with similar investment objectives; (v) the extent to which any economies of scale realized by the Adviser or Sub-Adviser in connection with their services to each Fund are shared with its respective Fund shareholders; and (vi) other factors the Board deemed to be relevant.

The Board also considered that the Adviser and Sub-Adviser, along with other service providers of the Funds, presented written information to help the Board evaluate the Adviser’s and Sub-Adviser’s fees and other aspects of the Agreements. Additionally, representatives from the Adviser and Sub-Adviser provided an oral overview of each applicable Fund’s strategy, the services provided to each Fund by the Adviser and Sub-Adviser, and additional information about the Adviser’s and Sub-Adviser’s personnel and operations. The Board then discussed the written materials and oral presentations that it had received and any other information that the Board received at the Meeting and deliberated on the approval of the Agreements in light of this information.

Approval of the Continuation of the Advisory Agreement with the Adviser

Nature, Extent, and Quality of Services Provided. The Trustees considered the scope of services provided under the Advisory Agreement, noting that the Adviser would continue to provide investment management services to the Funds. In considering the nature, extent, and quality of the services provided by the Adviser, the Board considered the quality of the Adviser’s compliance program and past reports from the Trust’s Chief Compliance Officer (“CCO”). The Board also considered its previous experience with the Adviser providing investment management services to the Funds. The Board noted that it had previously received a copy of the Adviser’s registration form, as well as the response of the Adviser to a detailed series of questions which included, among other things, information about the background and experience of the firm’s key personnel, the firm’s cybersecurity program, and the services provided by the Adviser.

The Board also considered other services currently provided by the Adviser to the Funds, such as monitoring adherence to the Fund’s investment restrictions, oversight of each Fund’s respective sub-adviser, monitoring compliance with various policies and procedures and with applicable securities regulations, and monitoring the extent to which each Fund achieved its investment objective. The Board further considered the oral information provided by the Adviser with respect to the impact of the COVID-19 pandemic on the Adviser’s operations.

Historical Performance. The Board noted that information regarding each Fund’s performance for various time periods had been included in the Materials. The Board considered each Fund’s past investment performance, including for periods ended March 31, 2021, unless otherwise indicated below. Because each Fund except the

Approval of Advisory Agreements and Board Considerations (Unaudited) (Continued)

Nationwide Risk-Managed Income ETF is designed to track the performance of an index, the Board considered the extent to which each such Fund tracked its respective index before fees and expenses.

Additionally, the Board considered the performance of each Fund relative to a peer group of the Fund’s most direct competitors (each, a “Selected Peer Group”), which were identified by the Adviser based on a combination of quantitative and qualitative considerations, including a fund’s classification as a strategic beta solution (i.e., tracking an index based on factors other than market capitalization); the comparability of the fund’s investment objectives, strategy, and geographic coverage; the comparability of the issuer’s distribution and operating model, brand recognition as an ETF issuer, and ETF market share; and correlations with a fund’s historical net flows, total expense ratio, and overall ETF market share.

Nationwide Risk-Based U.S. Equity ETF: The Board noted that, for the three-year and since inception periods, the Fund performed in line with its underlying index, before fees and expenses, although the Fund underperformed its underlying index for the one-year period. The Board also considered that, for the one-year, three-year, and since inception periods, the Fund underperformed the S&P 500 Total Return Index. The Board further noted that, for the one-year period, the Fund underperformed the median of index-based funds in the U.S. Large Blend ETF category as reported by Morningstar (the “Category Peer Group”).

Additionally, the Board considered the performance of the Fund relative to a peer group of the Fund’s most direct competitors, which were identified by the Adviser based on a combination of quantitative and qualitative considerations, including a fund’s classification as a strategic beta solution (i.e., tracking an index based on factors other than market capitalization); the comparability of the fund’s investment objectives, strategy, and geographic coverage; the comparability of the issuer’s distribution and operating model, brand recognition as an ETF issuer, and ETF market share; and correlations with a fund’s historical net flows, total expense ratio, and overall ETF market share (the “Selected Smart Beta Peer Group”). The Board noted that the Fund generally performed within range of the Selected Peer Group for the one- and three-year periods.

Nationwide Risk-Based International Equity ETF: The Board noted that, for the one-year, three-year, and since inception periods, the Fund underperformed its underlying index, before fees and expenses. The Board also considered that, for the one-year, three-year, and since inception periods, the Fund underperformed the MSCI EAFE Index. The Board further noted that, for the one-year period, the Fund underperformed the median of index-based funds in the Foreign Large Blend ETF category as reported by Morningstar (the “Category Peer Group”). The Board also considered the Fund’s performance relative to the Fund’s Selected Smart Beta Peer Group. The Board noted that the Fund generally performed within range of the Selected Smart Beta Peer Group for the one- and three-year periods ended March 31, 2021.

Nationwide Maximum Diversification U.S. Core Equity ETF: The Board noted that, for the one-year period, the Fund underperformed its underlying index, before fees and expenses, and for the three-year and since inception periods, the Fund performed in line with its underlying index, before fees and expenses. The Board also considered that, for the one-year, three-year, and since inception periods, the Fund underperformed the MSCI USA Index. The Board further noted that, for the one-year period, the Fund underperformed the median of index-based funds in the U.S. Large Blend ETF category as reported by Morningstar (the “Category Peer Group”). The Board also considered the Fund’s performance relative to the Fund’s Selected Smart Beta Peer Group. The Board noted that the Fund generally performed within range of the Selected Smart Beta Peer Group for the one- and three-year periods.

Nationwide Risk-Managed Income ETF: The Board noted that the Fund underperformed the CBOE S&P 500 Zero-Cost Put Spread Collar Index (the “Benchmark Index”) for the one-year period but outperformed the Benchmark Index for the since inception period. The Board further noted that, for the one-year period, the Fund performed within the range of funds in the Options Trading and Derivatives Income ETF categories as reported by Morningstar (together, the “Category Peer Group”). However, the Board noted that the Category Peer Group was comprised primarily of funds with strategies that were significantly different than that of the Fund.

Additionally, the Board considered the performance of the Fund relative to a peer group of the Fund’s most direct competitors, which were identified by the Adviser based on a combination of quantitative and qualitative considerations, including the comparability of the fund’s investment objectives and strategy; the fund’s adherence

Approval of Advisory Agreements and Board Considerations (Unaudited) (Continued)

to a managed distribution program similar to that of the Fund; and correlations with a fund’s historical net flows, total expense ratio, and overall ETF market share (the “Selected Peer Group”). The Board noted that the Fund performed at the lower end of the range of the Selected Peer Group for the one-year period.

The Board also considered that the Fund commenced operations on December 19, 2019 and thus had been operating for less than two years, which was a relatively short period of time over which to evaluate the Fund’s performance and draw meaningful conclusions.

Cost of Services Provided and Economies of Scale. The Board reviewed the expense ratio for each of the Funds, the full amount of which was the “unified fee” described below, and compared each Fund’s expense ratio to its respective peer groups as follows:

Nationwide Risk-Based U.S. Equity ETF: The Board noted that the expense ratio for the Fund was higher than the median but within the range of its Category Peer Group. The Board further noted that the expense ratio for the Fund was within the range of expense ratios of the Selected Peer Group.

Nationwide Risk-Based International Equity ETF: The Board noted that the expense ratio for the Fund was higher than the median but within the range of its Category Peer Group. The Board further noted that the expense ratio for the Fund was within the range of expense ratios of the Selected Peer Group.

Nationwide Maximum Diversification U.S. Core Equity ETF: The Board noted that the expense ratio for the Fund was higher than the median but within the range of its Category Peer Group. The Board further noted that the expense ratio for the Fund was within the range of expense ratios of the Selected Peer Group.

Nationwide Risk-Managed Income ETF: The Board noted that the expense ratio for the Fund was lower than the median of its Category Peer Group and within the range of expense ratios of the Selected Peer Group.

The Board took into consideration that the Adviser would continue to charge a “unified fee,” meaning each Fund pays no expenses other than the advisory fee and, if applicable, certain other costs such as interest, brokerage, acquired fund fees and expenses, extraordinary expenses, and, to the extent it is implemented, fees pursuant to a Distribution and/or Shareholder Servicing (12b-1) Plan. The Board noted that the Adviser continued to be responsible for compensating the Trust’s other service providers and paying each Fund’s other expenses out of its own fee and resources. The Board also evaluated the compensation and benefits received by the Adviser from its relationship with the Funds, taking into account analyses of the Adviser’s profitability with respect to each Fund.

The Board expressed the view that it currently appeared that the Adviser might realize economies of scale in managing the Funds as assets grow in size. The Board noted that, should the Adviser realize economies of scale in the future, the amount and structure of each Fund’s unitary fee might result in a sharing of those economies with the applicable Fund shareholders. The Board noted its intention to monitor fees as each Fund grows in size and assess whether fee breakpoints may be warranted.

Conclusion. No single factor was determinative of the Board’s decision to approve the continuation of the Advisory Agreement; rather, the Board based its determination on the total mix of information available to it. Based on a consideration of all the factors in their totality, the Board, including a majority of the Independent Trustees, determined that the Advisory Agreement, including the compensation payable under the agreement, was fair and reasonable to each Fund. The Board, including a majority of the Independent Trustees, therefore determined that the approval of the continuation of the Advisory Agreement was in the best interests of each Fund and its respective shareholders.

Approval of the Continuation of the Sub-Advisory Agreement with the Sub-Adviser

Nature, Extent, and Quality of Services Provided. The Board considered the scope of services provided to the Nationwide Risk-Managed Income ETF under the Sub-Advisory Agreement, noting the Sub-Adviser would continue to provide investment management services to the Fund. The Board noted the responsibilities that the Sub-Adviser has as the Fund’s investment sub-adviser, including: responsibility for the general management of the day-to-day investment and reinvestment of the assets of the Fund; determining the daily baskets of deposit securities and cash components; executing portfolio security trades for purchases and redemptions of

Approval of Advisory Agreements and Board Considerations (Unaudited) (Continued)

the Fund’s shares conducted on a cash-in-lieu basis; oversight of general portfolio compliance with securities laws, regulations, and investment restrictions; responsibility for daily monitoring of portfolio exposures and quarterly reporting to the Board; and implementation of Board directives as they relate to the Fund.

In considering the nature, extent, and quality of the services provided by the Sub-Adviser, the Board considered reports of the Trust’s CCO with respect to the Sub-Adviser’s compliance program, the Sub-Adviser’s experience providing investment management services to mutual funds and separately managed accounts, and its personnel’s experience with ETFs. The Sub-Adviser’s Form ADV was provided to the Board, as was the response of the Sub-Adviser to a detailed series of questions which included, among other things, information about the background and experience of the portfolio managers primarily responsible for the day-to-day management of the Fund. The Board further considered information provided by the Sub-Adviser with respect to the impact of the COVID-19 pandemic on the Sub-Adviser’s operations.

Historical Performance. The Board noted that the Fund underperformed the CBOE S&P 500 Zero-Cost Put Spread Collar Index (the “Benchmark Index”) for the one-year period but outperformed the Benchmark Index for the since inception period. The Board further noted that, for the one-year period, the Fund performed within the range of funds in the Options Trading and Derivatives Income ETF categories as reported by Morningstar (together, the “Category Peer Group”). However, the Board noted that the Category Peer Group was comprised primarily of funds with strategies that were significantly different than that of the Fund.

Additionally, the Board considered the performance of the Fund relative to a peer group of the Fund’s most direct competitors, which were identified by the Adviser based on a combination of quantitative and qualitative considerations, including the comparability of the fund’s investment objectives and strategy; the fund’s adherence to a managed distribution program similar to that of the Fund; and correlations with a fund’s historical net flows, total expense ratio, and overall ETF market share (the “Selected Peer Group”). The Board noted that the Fund performed at the lower end of the range of the Selected Peer Group for the one-year period.

The Board also considered that the Fund commenced operations on December 19, 2019 and thus had been operating for less than two years, which was a relatively short period of time over which to evaluate the Fund’s performance and draw meaningful conclusions.

Costs of Services Provided and Economies of Scale. The Board reviewed the sub-advisory fees paid by the Adviser to the Sub-Adviser for its services to the Nationwide Risk-Manage Income ETF. The Board considered that the fees paid to the Sub-Adviser are paid by the Adviser and noted that the fee reflected an arm’s-length negotiation between the Adviser and the Sub-Adviser. The Board further determined that the fee reflected an appropriate allocation of the advisory fee paid to each firm given the work performed by each firm and noted that the fees were generally in line with those charged by the Sub-Adviser in connection with other funds managed by the Sub-Adviser. The Board also took into account analyses of the Sub-Adviser’s profitability with respect to the Fund.

The Board expressed the view that it currently appeared that the Sub-Adviser might realize economies of scale in managing the Fund as assets grow in size. The Board further noted that because the Fund pays the Adviser a unified fee, any benefits from breakpoints in the sub-advisory fee schedule would accrue to the Adviser, rather than the Fund’s shareholders. Consequently, the Board determined that it would monitor fees as the Fund grows to determine whether economies of scale were being effectively shared with the Nationwide Risk-Managed Income ETF and its shareholders.

Conclusion. No single factor was determinative of the Board’s decision to approve the Sub-Advisory Agreement; rather, the Board based its determination on the total mix of information available to it. Based on a consideration of all the factors in their totality, the Board, including a majority of the Independent Trustees, determined that the Sub-Advisory Agreement, including the compensation payable under the agreement, was fair and reasonable to the Fund. The Board, including a majority of the Independent Trustees, therefore determined that the approval of the continuation of the Sub-Advisory Agreement was in the best interests of the Nationwide Risk-Managed Income ETF and its shareholders.

Approval of Advisory Agreements and Board Considerations (Unaudited) (Continued)

Nationwide Risk-Based U.S. Equity ETF
Nationwide Risk-Based International Equity ETF
Nationwide Maximum Diversification U.S. Core Equity ETF

APPROVAL OF SUB-ADVISORY AGREEMENT AND BOARD CONSIDERATION

Pursuant to Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), at a meeting held April 20-21, 2021 (the “Meeting”), the Board of Trustees (the “Board”) of ETF Series Solutions (the “Trust”) considered the approval of the continuation of the Investment Sub-Advisory Agreement (the “Agreement”) between the Trust, on behalf of Nationwide Risk-Based U.S. Equity ETF, Nationwide Risk-Based International Equity, and Nationwide Maximum Diversification U.S. Core Equity ETF (each, a “Fund”, and together, the “Funds”), Nationwide Fund Advisors (the “Adviser”), and Vident Investment Advisory, LLC (the “Sub-Adviser”).

Prior to the Meeting, the Board, including the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), reviewed written materials from the Sub-Adviser (the “Materials”) regarding, among other things: (i) the nature, extent, and quality of the services provided by the Sub-Adviser; (ii) the historical performance of each Fund; (iii) the cost of the services provided and the profits realized by the Sub-Adviser from services rendered to each Fund; (iv) the extent to which any economies of scale realized by the Sub-Adviser in connection with its services to each Fund are shared with such Fund’s respective shareholders; and (v) other factors the Board deemed to be relevant.

The Board also considered that the Sub-Adviser, along with other service providers of the Funds, presented written information to help the Board evaluate the Sub-Adviser’s fees and other aspects of the Agreement. Additionally, representatives from the Sub-Adviser provided an oral overview of the services provided to the Funds by the Sub-Adviser and additional information about the Sub-Adviser’s personnel and operations. The Board then discussed the written materials and oral presentation that it had received and any other information that the Board received at the Meeting and deliberated on the approval of the Agreement in light of this information.

Nature, Extent, and Quality of Services Provided. The Board considered the scope of services to be provided to each Fund under the Agreement, noting the Sub-Adviser would continue to provide investment management services to the Funds. The Board noted the responsibilities that the Sub-Adviser has as each Fund’s investment sub-adviser, including: responsibility for the general management of the day-to-day investment and reinvestment of the assets of each Fund; determining the daily baskets of deposit securities and cash components; executing portfolio security trades for purchases and redemptions of each Fund’s shares conducted on a cash-in-lieu basis; oversight of general portfolio compliance with applicable securities laws, regulations, and investment restrictions; responsibility for quarterly reporting to the Board; and implementation of Board directives as they relate to the Funds.

In considering the nature, extent, and quality of the services provided by the Sub-Adviser, the Board considered reports of the Trust’s Chief Compliance Officer with respect to the Sub-Adviser’s compliance program and the Sub-Adviser’s experience providing investment management services to other ETFs, including other series of the Trust. The Board also considered the Sub-Adviser’s resources and capacity with respect to portfolio management, compliance, and operations given the number of funds for which it provides sub-advisory services. The Board further considered information provided by the Sub-Adviser with respect to the impact of the COVID-19 pandemic on the Sub-Adviser’s operations.

Historical Performance. The Board noted that information regarding each Fund’s performance for various time periods had been included in the Materials. The Board considered each Fund’s past investment performance, including for periods ended December 31, 2020. Because each Fund is designed to track the performance of an index, the Board considered the extent to which each Fund tracked its index before fees and expenses. Unless otherwise noted, the discussion below relates to periods ended December 31, 2020.

Nationwide Risk-Based U.S. Equity ETF: The Board noted that the Fund performed in line with its underlying index before fees and expenses for the one-year, three-year, and since inception periods.

Approval of Advisory Agreements and Board Considerations (Unaudited) (Continued)

Nationwide Risk-Based International Equity ETF: The Board noted that the Fund underperformed its underlying index before fees and expenses for the one-year, three-year, and since inception periods. The Board noted that the Sub-Adviser attributed such underperformance primarily to taxes withheld on capital gains in certain countries that affect the Fund but are not reflected in the returns of the underlying index.

Nationwide Maximum Diversification U.S. Core Equity ETF: The Board noted that the Fund performed in line with its underlying index before fees and expenses for the one-year, three-year, and since inception periods.

Costs of Services Provided and Economies of Scale. The Board reviewed the sub-advisory fees paid by the Adviser to the Sub-Adviser for its services to the Funds. The Board considered that the fees paid to the Sub-Adviser are paid by the Adviser and noted that the fee reflected an arm’s-length negotiation between the Adviser and the Sub-Adviser. The Board further determined that the fees reflected an appropriate allocation of the advisory fee paid to each firm given the work performed by each firm and noted that the fees were generally in line with those charged by the Sub-Adviser in connection with other funds managed by the Sub-Adviser. The Board also took into account analyses of the Sub-Adviser’s profitability with respect to each Fund.

The Board expressed the view that the Sub-Adviser might realize economies of scale in managing the Funds as assets grow in size. The Board further noted that because each Fund pays the Adviser a unified fee, any benefits from breakpoints in the sub-advisory fee schedule would accrue to the Adviser, rather than such Fund’s respective shareholders. Consequently, the Board determined that it would monitor fees as the Fund grows to determine whether economies of scale were being effectively shared with the Fund and its shareholders.

Conclusion. No single factor was determinative of the Board’s decision to approve the Sub-Advisory Agreement; rather, the Board based its determination on the total mix of information available to it. Based on a consideration of all the factors in their totality, the Board, including a majority of the Independent Trustees, determined that the Sub-Advisory Agreement, including the compensation payable under the agreement, was fair and reasonable to each Fund. The Board, including a majority of the Independent Trustees, therefore determined that the approval of the continuation of the Sub-Advisory Agreement was in the best interests of each Fund and its shareholders.

Federal Tax Information (Unaudited)

For the fiscal year ended August 31, 2021, certain dividends paid by the Funds may be subject to a maximum tax rate of 23.8% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Nationwide Risk-Based U.S. Equity ETF	100.00%
Nationwide Risk-Based International Equity ETF	97.71%
Nationwide Maximum Diversification U.S. Core Equity ETF	98.78%
Nationwide Risk-Managed Income ETF	100.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended August 31, 2021 was as follows:

Nationwide Risk-Based U.S. Equity ETF	100.00%
Nationwide Risk-Based International Equity ETF	0.00%
Nationwide Maximum Diversification U.S. Core Equity ETF	97.05%
Nationwide Risk-Managed Income ETF	100.00%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for each Fund were as follows:

Nationwide Risk-Based U.S. Equity ETF	0.00%
Nationwide Risk-Based International Equity ETF	0.00%
Nationwide Maximum Diversification U.S. Core Equity ETF	0.00%
Nationwide Risk-Managed Income ETF	0.00%

Foreign Tax Credit Pass Through (Unaudited)

Pursuant to Section 853 of the Internal Revenue code, the Funds designate the following amounts as foreign taxes paid for the fiscal year ended August 31, 2021. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

	Creditable Foreign Tax Credit Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income
Nationwide Risk-Based U.S. Equity ETF	$—	$—	—
Nationwide Risk-Based International Equity ETF	273,375	0.0591081	100.00%
Nationwide Maximum Diversification U.S. Core Equity ETF	—	—	—
Nationwide Risk-Managed Income ETF	—	—	—

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. GAAP purposes and Internal Revenue Service purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds.

Information About Portfolio Holdings (Unaudited)

The Funds file their complete schedules of portfolio holdings for their first and third fiscal quarters with the SEC on Part F of Form N-PORT. The Funds’ Part F of Form N-PORT is available without charge, upon request, by calling toll-free at (800) 617-0004 or by accessing the Funds’ website at www.etf.nationwide.com. Furthermore, you may obtain the Part F of Form N-PORT on the SEC’s website at www.sec.gov. Each Fund’s portfolio holdings are posted on their website at www.etf.nationwide.com daily.

Information About Proxy Voting (Unaudited)

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is provided in the SAI. The SAI is available without charge, upon request, by calling toll-free at (800) 617-0004, by accessing the SEC’s website at www.sec.gov, or by accessing the Funds’ website at www.etf.nationwide.com.

Information regarding how the Funds voted proxies relating to portfolio securities during the twelve-months ending June 30 is available by calling toll-free at (800) 617-0004 or by accessing the SEC’s website at www.sec.gov.

Frequency Distribution of Premiums and Discounts (Unaudited)

Information regarding how often shares of the Funds trade on an exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Funds is available, without charge, on the Funds’ website at www.etf.nationwide.com.

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Adviser

Nationwide Fund Advisors
One Nationwide Plaza
Columbus, Ohio 43215

Sub-Adviser (Index ETFs)

Vident Investment Advisory, LLC
1125 Sanctuary Parkway, Suite 515
Alpharetta, Georgia 30009

Sub-Adviser (Risk-Managed Income ETF)

Harvest Volatility Management, LLC
420 Lexington Avenue, Suite 2620
New York, New York, 10170

Index Provider (Risk-Based ETFs)

Rothschild Risk Based Investments LLC
1251 Avenue of the Americas
New York, New York 10020

Index Provider (Maximum Diversification ETF)

TOBAM S.A.S.
49/53 Avenue Des Champs-Elysees
Paris, France 75008

Distributor

Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, Wisconsin 53202

Custodian

U.S. Bank National Association
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, Wisconsin 53202

Legal Counsel

Morgan, Lewis & Bockius LLP
1111 Pennsylvania Ave, NW
Washington, DC 20004

Nationwide Risk-Based U.S. Equity ETF

Symbol – RBUS	CUSIP – 26922A677

Nationwide Risk-Based International Equity ETF

Symbol – RBIN	CUSIP – 26922A669

Nationwide Maximum Diversification U.S. Core Equity ETF

Symbol – MXDU	CUSIP – 26922A651

Nationwide Risk-Managed Income ETF

Symbol – NUSI	CUSIP – 26922A172

AR-ETF (10/21)

(b) Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Mr. Leonard Rush is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

Nationwide Risk-Based U.S. Equity ETF

	FYE 8/31/2021	FYE 8/31/2020
Audit Fees	$14,000	$14,000
Audit-Related Fees	$0	$0
Tax Fees	$ 3,500	$ 3,000
All Other Fees	$0	$0

Nationwide Risk-Based International Equity ETF

	FYE 8/31/2021	FYE 8/31/2020
Audit Fees	$14,500	$14,500
Audit-Related Fees	$0	$0
Tax Fees	$ 3,500	$ 3,000
All Other Fees	$0	$0

Nationwide Maximum Diversification U.S. Core Equity ETF

	FYE 8/31/2021	FYE 8/31/2020
Audit Fees	$14,000	$14,000
Audit-Related Fees	$0	$0
Tax Fees	$ 3,500	$ 3,000
All Other Fees	$0	$0

Nationwide Risk-Managed Income ETF

	FYE 8/31/2021	FYE 8/31/2020
Audit Fees	$14,500	$14,500
Audit-Related Fees	$0	$0
Tax Fees	$ 3,500	$ 3,000
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

Nationwide Risk-Based U.S. Equity ETF

	FYE 8/31/2021	FYE 8/31/2020
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

Nationwide Risk-Based International Equity ETF

	FYE 8/31/2021	FYE 8/31/2020
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

Nationwide Maximum Diversification U.S. Core Equity ETF

	FYE 8/31/2021	FYE 8/31/2020
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

Nationwide Risk-Managed Income ETF

	FYE 8/31/2021	FYE 8/31/2020
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Nationwide Risk-Based U.S. Equity ETF

Non-Audit Related Fees	FYE 8/31/2021	FYE 8/31/2020
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Nationwide Risk-Based International Equity ETF

Non-Audit Related Fees	FYE 8/31/2021	FYE 8/31/2020
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Nationwide Maximum Diversification U.S. Core Equity ETF

Non-Audit Related Fees	FYE 8/31/2021	FYE 8/31/2020
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Nationwide Risk-Managed Income ETF

Non-Audit Related Fees	FYE 8/31/2021	FYE 8/31/2020
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The independent members of the committee are as follows: Leonard M. Rush, David A. Massart, and Janet D. Olsen.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President (principal executive officer) and Treasurer (principal financial officer) have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in registrant’s independent public accountant. There was no change in the registrant’s public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	ETF Series Solutions

By (Signature and Title	/s/ Kristina R. Nelson
Kristina R. Nelson, President (principal executive officer)

Date	10/25/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Kristina R. Nelson
Kristina R. Nelson, President (principal executive officer)

Date	10/25/2021

By (Signature and Title)*	/s/ Kristen M. Weitzel
Kristen M. Weitzel, Treasurer (principal financial officer)

Date	10/25/2021

*	Print the name and title of each signing officer under his or her signature.